LONG-TERM
                                                                       INVESTING
                                                                            IN A
                                                                      SHORT-TERM
                                                                       WORLD(SM)
December 1, 2000

Prospectus
--------------------------------------------------------------------------------

                                                            KEMPER HORIZON FUNDS

                                                    Kemper Horizon 20+ Portfolio

                                                    Kemper Horizon 10+ Portfolio

                                                      Kemper Horizon 5 Portfolio


As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.



                                                             [LOGO] KEMPER FUNDS

HOW THE                     INVESTING IN
FUNDS WORK                  THE FUNDS

  2 Kemper Horizon 20+       31 Choosing A Share
    Portfolio                   Class

  8 Kemper Horizon 10+       36 How To Buy Shares
    Portfolio

 14 Kemper Horizon 5         37 How To Exchange Or
    Portfolio                   Sell Shares

 20 Other Policies And       38 Policies You Should
    Risks                       Know About

 21 Financial Highlights     44 Understanding
                                Distributions
                                And Taxes

How The Funds Work

The three funds in this prospectus use an asset allocation strategy. All three funds invest in stocks and bonds, but in different proportions. As their names suggest, each fund is designed for investors with a particular time horizon in mind, from relatively short-term to relatively long-term.

Remember that mutual funds are investments, not bank deposits. They're not guaranteed or insured by the FDIC or any other government agency. Their share prices will go up and down, so be aware that you could lose money.

TICKER SYMBOLS  CLASS: A) KHOAX  B) KHOBX  C) KHOCX

Kemper
Horizon 20+ Portfolio
--------------------------------------------------------------------------------

                     FUND GOAL To seek growth of capital, with income a secondary goal.


Fund's Main Strategy

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

20%   Net assets in fixed-income securities

80%   Net assets in equity securities:
      40% in large cap U.S.
      16% in small cap U.S.
      24% in foreign


                        2 | Kemper Horizon 20+ Portfolio

The Fund's Main Strategy

The fund normally allocates assets as shown in the "Fund's Main Strategy" pie chart.

Equity portion. Most of this portion is normally invested in common stocks. In choosing stocks, the managers use proprietary models to rank stocks according to factors such as book value, earnings per share, expected earnings growth and other factors. The model uses the same criteria for all stocks, but ranks growth stocks (stocks of companies with above-average growth of revenue or earnings) and value stocks (stocks whose price-to-earnings ratios are below average) separately. Based on market, economic and other factors, the managers determine their desired mix of growth and value stocks (between 40% and 60% of each) and choose stocks from among the top-ranked in each category. In addition, when choosing foreign stocks, the managers generally focus on established companies in countries with developed economies, although the fund can invest in stocks of any size and from any country. The fund will normally sell a stock when the managers believe its growth potential has declined, it's too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Fixed-income portion. This portion is divided among government and agency securities (including mortgage- and asset-backed securities), corporate securities, bank obligations and cash equivalents. All of the fund's fixed-income securities must be denominated in U.S. dollars, and 90% of the fixed-income portion must be rated in the top four credit grades, with an average credit quality within the top two credit grades. Although the managers may adjust the duration (a measure of sensitivity to interest rates) of the fund's fixed-income portion, they generally intend to keep it between 1.5 and
3.5 years, with an average of approximately 2.5 years.


[LOGO]
--------------------------------------------------------------------------------
ALLOCATION ADJUSTMENTS

While the managers expect that, over time, the fund's actual allocations will average out to be similar to its target allocations, the actual allocations may be different from the target allocations at any given time. This is because the managers may adjust the fund's actual allocations in seeking to take advantage of current or expected market conditions, or to manage risk.


                        3 | Kemper Horizon 20+ Portfolio

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news.

Foreign stocks tend to be more volatile than their American counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, there is the risk with foreign investments that changing currency rates could add to market losses or reduce market gains. These risks tend to be greater in emerging markets.

Because the fund invests some of its assets in bonds, it may perform less well in the long run than a fund investing entirely in stocks. In addition, the fund's bond component means that its performance could be hurt somewhat by poor performance in the bond market or from the particular bonds it owns. With mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies, the attractiveness of asset classes or other matters

o bond prices could be hurt by rising interest rates or declines in credit quality

o at times, it could be hard to value some investments or to get an attractive price for them

o        derivatives could produce disproportionate losses

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This fund may make sense for investors with a time horizon of 20 years or longer who want an investment that uses an asset allocation strategy to pursue growth and manage risk.

                        4 | Kemper Horizon 20+ Portfolio

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has two broad-based market indices (which, unlike the fund, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996           15.11
1997           18.90
1998           10.98
1999            6.26

Best quarter: 14.22%, Q4 1998         YTD return as of 9/30/2000: -6.43%
Worst quarter: -12.85%, Q3 1998

------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
------------------------------------------------------------------------------
                                             Since 12/31/98   Since 12/29/95
                                             1 Year           Life of Class
------------------------------------------------------------------------------
Class A                                       0.18%           11.03%
------------------------------------------------------------------------------
Class B                                       2.54            11.38
------------------------------------------------------------------------------
Class C                                       5.21            11.65
------------------------------------------------------------------------------
Index 1                                      21.03            26.35
------------------------------------------------------------------------------
Index 2                                      -2.15             4.87
------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1995 through 1996 would have been lower if operating expenses hadn't been reduced.


                        5 | Kemper Horizon 20+ Portfolio

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------------
Fee Table                                        Class A  Class B   Class C
------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases  5.75%    None      None
(as % of offering price)
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of     None*    4.00%     1.00%
redemption proceeds)
------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.58%    0.58%     0.58%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  1.11     1.21      1.60
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.69     2.54      2.93
------------------------------------------------------------------------------


* Shares bought without a sales charge and sold within a year after purchase are subject to a contingent deferred sales charge of 1.00% which is reduced to 0.50% if sold during the second year. See "Choosing A Share Class, Class A Shares."

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                   $737      $1,077       $1,440      $2,458
------------------------------------------------------------------------------
Class B shares                    657       1,091        1,550       2,476
------------------------------------------------------------------------------
Class C shares                    396         907        1,543       3,252
------------------------------------------------------------------------------

Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                   $737      $1,077       $1,440      $2,458
------------------------------------------------------------------------------
Class B shares                    257         791        1,350       2,476
------------------------------------------------------------------------------
Class C shares                    296         907        1,543       3,252
------------------------------------------------------------------------------


                        6 | Kemper Horizon 20+ Portfolio

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154-0010. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.58% of average daily net assets.

[ICON]
--------------------------------------------------------------------------------
             FUND MANAGERS

The following people handle the fund's day-to-day management:

Robert D. Tymoczko               Richard D. Scargill
Lead Portfolio Manager           o Began investment career
o Began investment career          in 1990
  in 1996                        o Joined the advisor in
o Joined the advisor in 1997       1990
o Joined the fund team           o Joined the fund team
  in 1999                          in 2000

Shahram Tajbakhsh
o Began investment career
  in 1991
o Joined the advisor in 1996
o Joined the fund team
  in 1999

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.

                        7 | Kemper Horizon 20+ Portfolio

TICKER SYMBOLS  CLASS: A) KHRAX  B) KHRBX  C) KHRCX

Kemper
Horizon 10+ Portfolio
--------------------------------------------------------------------------------

FUND GOAL To seek a balance between growth of capital and income, consistent with moderate risk.


Fund's Main Strategy

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

40% Net assets in fixed-income securities

60% Net assets in equity securities:
      28% in large cap U.S.
      14% in small cap U.S.
      18% in foreign

                        8 | Kemper Horizon 10+ Portfolio

The Fund's Main Strategy

The fund normally allocates assets as shown in the "Fund's Main Strategy" pie chart.

Equity portion. Most of this portion is normally invested in common stocks. In choosing stocks, the managers use proprietary models to rank stocks according to factors such as book value, earnings per share, expected earnings growth and other factors. The model uses the same criteria for all stocks, but ranks growth stocks (stocks of companies with above-average growth of revenue or earnings) and value stocks (stocks whose price-to-earnings ratios are below average) separately. Based on market, economic and other factors, the managers determine their desired mix of growth and value stocks (between 40% and 60% of each) and choose stocks from among the top-ranked in each category. In addition, when choosing foreign stocks, the managers generally focus on established companies in countries with developed economies, although the fund can invest in stocks of any size and from any country. The fund will normally sell a stock when the managers believe its growth potential has declined, it's too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

Fixed-income portion. This portion is divided among government and agency securities (including mortgage- and asset-backed securities), corporate securities, bank obligations and cash equivalents. All of the fund's fixed-income securities must be denominated in U.S. dollars, and 90% of the fixed-income portion must be rated in the top four credit grades, with an average credit quality within the top two credit grades. Although the managers may adjust the duration (a measure of sensitivity to interest rates) of the fund's fixed-income portion, they generally intend to keep it between 1.5 and
3.5 years, with an average of approximately 2.5 years.


[LOGO]
--------------------------------------------------------------------------------
ALLOCATION ADJUSTMENTS

While the managers expect that, over time, the fund's actual allocations will average out to be similar to its target allocations, the actual allocations may be different from the target allocations at any given time. This is because the managers may adjust the fund's actual allocations in seeking to take advantage of current or expected market conditions, or to manage risk.



                        9 | Kemper Horizon 10+ Portfolio

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news.

Foreign stocks tend to be more volatile than their American counterparts. There is also the risk with foreign investments that changing currency rates could add to market losses or reduce market gains. These risks tend to be greater in emerging markets.

The fund is also affected by how bond markets perform. Bonds could be hurt by rises in market interest rates. (As a rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Some bonds could be paid off earlier than expected if interest rates fall which may hurt the fund's performance. With mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield. Corporate bonds could perform less well than other types of bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies, the attractiveness of asset classes or other matters

o        a bond could fall in credit quality or go into default

o at times, it could be hard to value some investments or to get an attractive price for them

o        derivatives could produce disproportionate losses

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Investors who are looking for a balanced portfolio of stock and bond investments and whose time horizon is approximately ten or more years may be interested in this fund.



                        10 | Kemper Horizon 10+ Portfolio

Performance

The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has two broad-based market indices (which, unlike the fund, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996       12.30
1997       15.98
1998       12.39
1999        5.62

Best quarter: 10.44%, Q4 1998         YTD return as of 9/30/2000: -3.13%
Worst quarter: -7.77%, Q3 1998


------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
------------------------------------------------------------------------------
                                             Since 12/31/98   Since 12/29/95
                                             1 Year           Life of Class
------------------------------------------------------------------------------
Class A                                      -0.45%            9.85%
------------------------------------------------------------------------------
Class B                                       1.88            10.19
------------------------------------------------------------------------------
Class C                                       4.55            10.46
------------------------------------------------------------------------------
Index 1                                      21.03            26.35
------------------------------------------------------------------------------
Index 2                                      -2.15             4.87
------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1995 through 1996 would have been lower if operating expenses hadn't been reduced.



                        11 | Kemper Horizon 10+ Portfolio

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------------
Fee Table                                        Class A  Class B   Class C
------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases  5.75%    None      None
(as % of offering price)
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of     None*    4.00%     1.00%
redemption proceeds)
------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.58%    0.58%     0.58%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  0.93     1.10      1.26
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.51     2.43      2.59
------------------------------------------------------------------------------


* Shares bought without a sales charge and sold within a year after purchase are subject to a contingent deferred sales charge of 1.00% which is reduced to 0.50% if sold during the second year. See "Choosing A Share Class, Class A Shares."

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                    $720      $1,025       $1,351      $2,273
------------------------------------------------------------------------------
Class B shares                     646       1,058        1,496       2,329
------------------------------------------------------------------------------
Class C shares                     362         805        1,375       2,925
------------------------------------------------------------------------------

Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                    $720      $1,025       $1,351      $2,273
------------------------------------------------------------------------------
Class B shares                     246         758        1,296       2,329
------------------------------------------------------------------------------
Class C shares                     262         805        1,375       2,925
------------------------------------------------------------------------------



                        12 | Kemper Horizon 10+ Portfolio

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154-0010. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.58% of average daily net assets.


[ICON]
--------------------------------------------------------------------------------
             FUND MANAGERS

The following people handle the fund's day-to-day management:

Robert D. Tymoczko          Richard D. Scargill
Lead Portfolio Manager      o Began investment career
o Began investment career     in 1990
  in 1996                   o Joined the advisor in
o Joined the advisor          1990
  in 1997                   o Joined the fund team
o Joined the fund team        in 2000
  in 1999

Shahram Tajbakhsh
o Began investment career
  in 1991
o Joined the advisor
  in 1996
o Joined the fund team
  in 1999


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.


                        13 | Kemper Horizon 10+ Portfolio

TICKER SYMBOLS  CLASS: A) KHZAX  B) KHZBX  C) KHZCX

Kemper
Horizon 5 Portfolio
--------------------------------------------------------------------------------

FUND GOAL To seek income consistent with capital preservation; growth of capital is a secondary goal.


Fund's Main Strategy

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

40%   Net assets in equity securities:
      19.6% in large cap U.S.
      8.4% in small cap U.S.
      12% in foreign

60%   Net assets in fixed-income securities



                         14 | Kemper Horizon 5 Portfolio

The Fund's Main Strategy

The fund normally allocates assets as shown by the "Fund's Main Strategy" pie chart.

Fixed-income portion. This portion is divided among government and agency securities (including mortgage- and asset-backed securities), corporate securities, bank obligations and cash equivalents. All of the fund's fixed-income securities must be denominated in U.S. dollars, and 90% of the fixed-income portion must be rated in the top four credit grades, with an average credit quality within the top two credit grades. Although the managers may adjust the duration (a measure of sensitivity to interest rates) of the fund's fixed-income portion, they generally intend to keep it between 1.5 and
3.5 years, with an average of approximately 2.5 years.

Equity portion. Most of this portion is normally invested in common stocks. In choosing stocks, the managers use proprietary models to rank stocks according to factors such as book value, earnings per share, expected earnings growth and other factors. The model uses the same criteria for all stocks, but ranks growth stocks (stocks of companies with above-average growth of revenue or earnings) and value stocks (stocks whose price-to-earnings ratios are below average) separately. Based on market, economic and other factors, the managers determine their desired mix of growth and value stocks (between 40% and 60% of each) and choose stocks from among the top-ranked in each category. In addition, when choosing foreign stocks, the managers generally focus on established companies in countries with developed economies, although the fund can invest in stocks of any size and from any country. The fund will normally sell a stock when the managers believe its growth potential has declined, it's too highly valued, its fundamental qualities have deteriorated or its potential risks have increased.

[LOGO]
--------------------------------------------------------------------------------
ALLOCATION ADJUSTMENTS

While the managers expect that, over time, the fund's actual allocations will average out to be similar to its target allocations, the actual allocations may be different from the target allocations at any given time. This is because the managers may adjust the fund's actual allocations in seeking to take advantage of current or expected market conditions, or to manage risk.


                         15 | Kemper Horizon 5 Portfolio

The Main Risks Of Investing In The Fund

There are several factors that could hurt fund performance, cause you to lose money or make the fund perform less well than other investments.

The fund is affected by how bond markets perform. Bonds could be hurt by rises in market interest rates. (As a rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Some bonds could be paid off earlier than expected if interest rates fall which may hurt the fund's performance. With mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield. Corporate bonds could perform less well than other types of bonds in a weak economy.

The fund is also affected by how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news.

Foreign stocks tend to be more volatile than their American counterparts. There is also the risk with foreign investments that changing currency rates could add to market losses or reduce market gains. These risks tend to be greater in emerging markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies, the attractiveness of asset classes or other matters

o        a bond could fall in credit quality or go into default

o at times, it could be hard to value some investments or to get an attractive price for them

o        derivatives could produce disproportionate losses

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Investors who are about five years away from their financial goals, or who want a fund that takes a more conservative asset allocation, may want to consider this fund.


                         16 | Kemper Horizon 5 Portfolio

  Performance



The bar chart shows how the total returns for the fund's Class A shares have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads; if it did, returns would be lower. The table shows how the fund's returns over different periods average out.

For context, the table has two broad-based market indices (which, unlike the fund, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year            Class A shares
------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1996            9.43
1997           11.82
1998           10.00
1999            4.54

Best quarter: 7.46%, Q4 1998          YTD return as of 9/30/2000: -1.08%
Worst quarter: -4.77%, Q3 1998


------------------------------------------------------------------------------
Average Annual Total Returns (as of 12/31/1999)
------------------------------------------------------------------------------
                                             Since 12/31/98   Since 12/29/95
                                             1 Year           Life of Class
------------------------------------------------------------------------------
Class A                                      -1.48%            7.29%
------------------------------------------------------------------------------
Class B                                       0.76             7.78
------------------------------------------------------------------------------
Class C                                       3.49             8.10
------------------------------------------------------------------------------
Index 1                                      21.03            26.35
------------------------------------------------------------------------------
Index 2                                      -2.15             4.87
------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

The table includes the effects of maximum sales loads. In both the table and the chart, total returns for 1995 through 1996 would have been lower if operating expenses hadn't been reduced.



                         17 | Kemper Horizon 5 Portfolio

How Much Investors Pay

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

------------------------------------------------------------------------------
Fee Table                                        Class A  Class B   Class C
------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed On Purchases
(as % of offering price)                          5.75%    None      None
------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as % of
redemption proceeds)                              None*    4.00%     1.00%
------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
------------------------------------------------------------------------------
Management Fee                                    0.58%    0.58%     0.58%
------------------------------------------------------------------------------
Distribution (12b-1) Fee                          None     0.75      0.75
------------------------------------------------------------------------------
Other Expenses**                                  1.00     1.00      1.16
------------------------------------------------------------------------------
Total Annual Operating Expenses                   1.58     2.33      2.49
------------------------------------------------------------------------------

* Shares bought without a sales charge and sold within a year after purchase are subject to a contingent deferred sales charge of 1.00% which is reduced to 0.50% if sold during the second year. See "Choosing A Share Class, Class A Shares."

** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

------------------------------------------------------------------------------
Example                        1 Year      3 Years      5 Years    10 Years
------------------------------------------------------------------------------

Expenses, assuming you sold your shares at the end of each period
------------------------------------------------------------------------------
Class A shares                    $726      $1,045       $1,386      $2,345
------------------------------------------------------------------------------
Class B shares                     636       1,027        1,445       2,307
------------------------------------------------------------------------------
Class C shares                     352         776        1,326       2,826
------------------------------------------------------------------------------

Expenses, assuming you kept your shares
------------------------------------------------------------------------------
Class A shares                    $726      $1,045       $1,386      $2,345
------------------------------------------------------------------------------
Class B shares                     236         727        1,245       2,307
------------------------------------------------------------------------------
Class C shares                     252         776        1,326       2,826
------------------------------------------------------------------------------



                         18 | Kemper Horizon 5 Portfolio

THE INVESTMENT ADVISOR

The fund's investment advisor is Scudder Kemper Investments, Inc., 345 Park Avenue, New York, NY 10154-0010. Scudder Kemper has more than 80 years of experience managing mutual funds and currently has more than $290 billion in assets under management.

Scudder Kemper takes a team approach to asset management, bringing together professionals from many investment disciplines. Supporting each team are Scudder Kemper's many economists, research analysts, traders and other investment specialists, located across the United States and around the world.

For serving as the fund's investment advisor, Scudder Kemper receives a management fee. For the most recent fiscal year, the actual amount the fund paid in management fees was 0.58% of average daily net assets.

[ICON]
--------------------------------------------------------------------------------
              FUND MANAGERS

The following people handle the fund's day-to-day management:

Robert D. Tymoczko           Richard D. Scargill
Lead Portfolio Manager       o Began investment career
o Began investment career      in 1990
  in 1996                    o Joined the advisor in
o Joined the advisor in 1997   1990
o Joined the fund team       o Joined the fund team
  in 1999                      in 2000

Shahram Tajbakhsh
o Began investment career
  in 1991
o Joined the advisor in 1996
o Joined the fund team
  in 1999


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The fund is managed by a team of investment professionals who work together to develop the fund's investment strategies.



                         19 | Kemper Horizon 5 Portfolio

Other Policies and Risks

While the fund-by-fund sections on the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, a fund's Board could change that fund's investment goal without seeking shareholder approval.

o As a temporary defensive measure, any of these funds could shift up to 100% of their assets into investments such as money market securities. This could prevent losses, but would mean that the funds were not pursuing their goals.

o Scudder Kemper establishes a security's credit quality when it buys the security, using independent ratings or, for unrated securities, its own credit determination. When ratings don't agree, a fund may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholders' best interests.

o Although the managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and may not use them at all. With derivatives there is a risk that they could produce disproportionate losses.

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

This prospectus doesn't tell you about every policy or risk of investing in a fund. For more information, you may want to request a copy of the SAI (the back cover has additional information on how to do this).

Financial Highlights

These tables are designed to help you understand each fund's financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, whose report, along with each fund's financial statements, is included in that fund's annual report (see "Shareholder reports" on the back cover).

Kemper Horizon 20+ Portfolio

Class A
------------------------------------------------------------------------------
                                                                    From
                                                                 December 29,
                                                                    1995
                                    Year ended July 31,            to July
                           -----------------------------------       31,
                             2000      1999     1998     1997       1996
------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------
Net asset value,
beginning of year          $14.01    $13.48   $12.89    $9.72       $9.50
------------------------------------------------------------------------------
  Income (loss) from
  investment operations:
  Net investment income
  (loss)                      .08(a)    .13(a)   .04      .12         .18(a)
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              (.57)       .44     1.07     3.15         .04
------------------------------------------------------------------------------
Total from net investment
income                      (.49)       .57     1.11     3.27         .22
------------------------------------------------------------------------------
Less distributions from:
  Net investment income     (.13)     (.02)    (.04)    (.10)          --
------------------------------------------------------------------------------
  Net realized gain on
  investment transactions  (1.14)     (.02)    (.48)       --          --
------------------------------------------------------------------------------
Total distributions        (1.27)     (.04)    (.52)    (.10)          --
------------------------------------------------------------------------------
Net asset value, end of
period                     $12.25    $14.01   $13.48   $12.89       $9.72
------------------------------------------------------------------------------
Total return (%) (c)       (3.85)      4.21     9.04    33.90        2.32**(b)

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period  42,959    63,294   49,276   25,696       8,073
($ in thousands)
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       1.70      1.90     2.00     1.69        1.54*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       1.69      1.90     2.00     1.69        1.48*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)             .59       .95      .49     1.08        1.51*
------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            72        72       44      130         122*
------------------------------------------------------------------------------

Kemper Horizon 20+ Portfolio

Class B
------------------------------------------------------------------------------
                                                                    From
                                                                 December 29,
                                                                    1995
                                    Year ended July 31,            to July
                           -----------------------------------       31,
                             2000      1999     1998     1997       1996
------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------
Net asset value,
beginning of year          $13.72    $13.28   $12.79    $9.65       $9.50
------------------------------------------------------------------------------
  Income (loss) from
  investment operations:
  Net investment income
  (loss)                    (.03)(a)    .03(a)  (.03)     .03         .11(a)
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              (.55)       .43     1.00     3.15         .04
------------------------------------------------------------------------------
Total from net investment
income                      (.58)       .46      .97     3.18         .15
------------------------------------------------------------------------------
Less distributions from:
  Net investment income     (.03)        --       --    (.04)          --
------------------------------------------------------------------------------
  Net realized gain on
  investment transactions  (1.14)     (.02)    (.48)       --          --
------------------------------------------------------------------------------
Total distributions        (1.17)     (.02)    (.48)    (.04)          --
------------------------------------------------------------------------------
Net asset value, end of
period                     $11.97    $13.72   $13.28   $12.79       $9.65
------------------------------------------------------------------------------
Total return (%) (c)       (4.68)      3.55     7.98    33.01        1.58**(b)

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)           41,347    59,209   50,253   32,159       8,431
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       2.54      2.61     2.79     2.47        2.32*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       2.54      2.61     2.79     2.47        2.26*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)           (.25)       .24    (.30)      .30         .73*
------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            72        72       44      130         122*
------------------------------------------------------------------------------

Kemper Horizon 20+ Portfolio

Class C
------------------------------------------------------------------------------
                                                                    From
                                                                 December 29,
                                                                    1995
                                    Year ended July 31,            to July
                           -----------------------------------       31,
                             2000      1999     1998     1997       1996
------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------
Net asset value,
beginning of year          $13.70    $13.29   $12.80    $9.67       $9.50
------------------------------------------------------------------------------
  Income (loss) from
  investment operations:
  Net investment income
  (loss)                   (.08)(a)  (.01)(a)  (.05)      .04      .13(a)
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              (.56)       .44     1.02     3.13         .04
------------------------------------------------------------------------------
Total from net investment
income                      (.64)       .43      .97     3.17         .17
------------------------------------------------------------------------------
Less distributions from:
  Net investment income        --        --       --    (.04)          --
------------------------------------------------------------------------------
  Net realized gain on
  investment transactions  (1.14)     (.02)    (.48)       --          --
------------------------------------------------------------------------------
Total distributions        (1.14)     (.02)    (.48)    (.04)          --
------------------------------------------------------------------------------
Net asset value, end of
year                       $11.92    $13.70   $13.29   $12.80       $9.67
------------------------------------------------------------------------------
Total return (%) (c)       (5.07)      3.24     7.97    32.80        1.79**(b)

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period   9,677    13,156    9,310    3,948         798
($ in thousands)
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       2.93      2.88     3.03     2.48        2.29*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       2.93      2.88     3.03     2.48        2.23*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)           (.64)     (.03)    (.54)      .29         .76*
------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            72        72       44      130         122*
------------------------------------------------------------------------------

Kemper Horizon 10+ Portfolio

Class A
------------------------------------------------------------------------------
                                                                    From
                                                                 December 29,
                                                                    1995
                                    Year ended July 31,            to July
                           -----------------------------------       31,
                             2000      1999     1998     1997       1996
------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------
Net asset value,           $12.79    $12.49   $12.01    $9.60       $9.50
beginning of year
------------------------------------------------------------------------------
  Income (loss) from
  investment operations:
  Net investment income
  (loss)                   .26(a)    .31(a)      .24      .25      .20(a)
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              (.36)       .35      .87     2.36       (.04)
------------------------------------------------------------------------------
Total from net investment
income                      (.10)       .66     1.11     2.61         .16
------------------------------------------------------------------------------
Less distributions from:
  Net investment income     (.34)     (.25)    (.22)    (.20)       (.06)
------------------------------------------------------------------------------
  Net realized gain on
  investment transactions  (1.13)     (.11)    (.41)       --          --
------------------------------------------------------------------------------
Total distributions        (1.47)     (.36)    (.63)    (.20)       (.06)
------------------------------------------------------------------------------
Net asset value, end of
period                     $11.22    $12.79   $12.49   $12.01       $9.60
------------------------------------------------------------------------------
Total return (%) (c)        (.94)      5.37     9.75    27.43        1.70**(b)

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period  46,622    72,534   58,101   27,476       9,338
($ in thousands)
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       1.52      1.46     1.48     1.51        1.52*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       1.51      1.46     1.48     1.51        1.48*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            2.13      2.47     2.26     2.36        2.40*
------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            61        64       37      126          87*
------------------------------------------------------------------------------

Kemper Horizon 10+ Portfolio

Class B
------------------------------------------------------------------------------
                                                                    From
                                                                 December 29,
                                                                    1995
                                    Year ended July 31,            to July
                           -----------------------------------       31,
                             2000      1999     1998     1997       1996
------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------
Net asset value,
beginning of year          $12.78    $12.48   $12.00    $9.60       $9.50
------------------------------------------------------------------------------
  Income (loss) from
  investment operations:
  Net investment income
  (loss)                      .15(a)    .20(a)   .15      .16         .17(a)
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              (.36)       .35      .86     2.35       (.04)
------------------------------------------------------------------------------
Total from net investment
income                      (.21)       .55     1.01     2.51         .13
------------------------------------------------------------------------------
Less distributions from:
  Net investment income     (.23)     (.14)    (.12)    (.11)       (.03)
------------------------------------------------------------------------------
  Net realized gain on
  investment transactions  (1.13)     (.11)    (.41)       --          --
------------------------------------------------------------------------------
Total distributions        (1.36)     (.25)    (.53)    (.11)       (.03)
------------------------------------------------------------------------------
Net asset value, end of
period                     $11.21    $12.78   $12.48   $12.00       $9.60
------------------------------------------------------------------------------
Total return (%) (c)       (1.83)      4.46     8.85    26.25        1.38**(b)

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period  40,199    51,365   42,522   29,602       8,622
($ in thousands)
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       2.44      2.34     2.36     2.36        2.30*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       2.43      2.34     2.36     2.36        2.26*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            1.25      1.59     1.38     1.51        1.62*
------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            61        64       37      126          87*
------------------------------------------------------------------------------

Kemper Horizon 10+ Portfolio

Class C
------------------------------------------------------------------------------
                                                                    From
                                                                 December 29,
                                                                    1995
                                    Year ended July 31,            to July
                           -----------------------------------       31,
                             2000      1999     1998     1997       1996
------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------
Net asset value,
beginning of year          $12.73    $12.44   $11.98    $9.60       $9.50
------------------------------------------------------------------------------
  Income (loss) from
  investment operations:
  Net investment income
  (loss)                   .13(a)    .18(a)      .14      .14      .17(a)
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              (.35)       .35      .87     2.34       (.04)
------------------------------------------------------------------------------
Total from net investment
income                      (.22)       .53     1.01     2.48         .13
------------------------------------------------------------------------------
Less distributions from:
  Net investment income     (.21)     (.13)    (.14)    (.10)       (.03)
------------------------------------------------------------------------------
  Net realized gain on
  investment transactions  (1.13)     (.11)    (.41)       --          --
------------------------------------------------------------------------------
Total distributions        (1.34)     (.24)    (.55)    (.10)       (.03)
------------------------------------------------------------------------------
Net asset value, end of
year                       $11.17    $12.73   $12.44   $11.98       $9.60
------------------------------------------------------------------------------
Total return (%) (c)       (1.90)      4.29     8.83    25.97   1.39**(b)

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
($ in thousands)            9,964    14,034   10,697    5,921         850
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       2.59      2.50     2.39     2.61        2.27*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       2.59      2.50     2.39     2.61        2.23*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            1.09      1.43     1.35     1.26        1.65*
------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            61        64       37      126          87*
------------------------------------------------------------------------------

Kemper Horizon 5 Portfolio

Class A
------------------------------------------------------------------------------
                                                                    From
                                                                 December 29,
                                                                    1995
                                    Year ended July 31,            to July
                           -----------------------------------       31,
                             2000      1999     1998     1997       1996
------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------
Net asset value,
beginning of year         $11.31    $11.26   $11.06    $9.57       $9.50
------------------------------------------------------------------------------
  Income (loss) from
  investment operations:
  Net investment income
  (loss)                   .33(a)    .38(a)      .35      .34      .25(a)
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              (.30)       .17      .47     1.45       (.07)
------------------------------------------------------------------------------
Total from net investment
income                      (.03)       .55      .82     1.79         .18
------------------------------------------------------------------------------
Less distributions from:
  Net investment income     (.34)     (.38)    (.35)    (.30)       (.11)
------------------------------------------------------------------------------
  Net realized gain on
  investment transactions   (.40)     (.12)    (.27)       --          --
------------------------------------------------------------------------------
Total distributions         (.74)     (.50)    (.62)    (.30)       (.11)
------------------------------------------------------------------------------
Net asset value, end of
year                       $10.60    $11.31   $11.26   $11.06       $9.57
------------------------------------------------------------------------------
Total return (%) (c)          .37      4.94     7.74    19.02   1.84**(b)

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period  39,098    29,714   26,449   11,832       4,411
($ in thousands)
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       1.59      1.54     1.64     1.51       1.53*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       1.58      1.54     1.64     1.51       1.48*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            3.00      3.34     3.28     3.30       3.20*
------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            72        58       43      150         57*
------------------------------------------------------------------------------

Kemper Horizon 5 Portfolio

Class B
------------------------------------------------------------------------------
                                                                    From
                                                                 December 29,
                                                                    1995
                                    Year ended July 31,            to July
                           -----------------------------------       31,
                             2000      1999     1998     1997       1996
------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------
Net asset value,
beginning of year          $11.31    $11.28   $11.06    $9.57       $9.50
------------------------------------------------------------------------------
  Income (loss) from
  investment operations:
  Net investment income
  (loss)                   .24(a)    .30(a)      .30      .27      .21(a)
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              (.29)       .16      .47     1.44       (.07)
------------------------------------------------------------------------------
Total from net investment
income                      (.05)       .46      .77     1.71         .14
------------------------------------------------------------------------------
Less distributions from:
  Net investment income     (.27)     (.31)    (.28)    (.22)       (.07)
------------------------------------------------------------------------------
  Net realized gain on
  investment transactions   (.40)     (.12)    (.27)       --          --
------------------------------------------------------------------------------
Total distributions         (.67)     (.43)    (.55)    (.22)       (.07)
------------------------------------------------------------------------------
Net asset value, end of
year                       $10.59    $11.31   $11.28   $11.06       $9.57
------------------------------------------------------------------------------
Total return (%) (c)        (.49)      4.24     7.27    18.15   1.44**(b)

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period  18,643    24,454   23,669   15,632       5,705
($ in thousands)
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       2.34      2.20     2.17     2.15       2.31*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       2.33      2.20     2.17     2.15       2.26*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            2.23      2.68     2.75     2.66       2.42*
------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            72        58       43      150         57*
------------------------------------------------------------------------------

Kemper Horizon 5 Portfolio

Class C

------------------------------------------------------------------------------
                                                                    From
                                                                 December 29,
                                                                    1995
                                    Year ended July 31,            to July
                           -----------------------------------       31,
                             2000      1999     1998     1997       1996
------------------------------------------------------------------------------
Per share operating performance
------------------------------------------------------------------------------
Net asset value,
beginning of year          $11.30    $11.27   $11.07    $9.57       $9.50
------------------------------------------------------------------------------
  Income (loss) from
  investment operations:
  Net investment income
  (loss)                   .23(a)    .28(a)      .28      .28      .21(a)
------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              (.30)       .18      .47     1.43       (.07)
------------------------------------------------------------------------------
Total from net investment
income                      (.07)       .46      .75     1.71         .14
------------------------------------------------------------------------------
Less distributions from:
  Net investment income     (.25)     (.31)    (.28)    (.21)       (.07)
------------------------------------------------------------------------------
  Net realized gain on
  investment transactions   (.40)     (.12)    (.27)       --          --
------------------------------------------------------------------------------
Total distributions         (.65)     (.43)    (.55)    (.21)       (.07)
------------------------------------------------------------------------------
Net asset value, end of
period                     $10.58    $11.30   $11.27   $11.07       $9.57
------------------------------------------------------------------------------
Total return (%) (c)        (.63)      4.20     7.10    18.13   1.45**(b)

Ratios to average net assets and supplemental data
------------------------------------------------------------------------------
Net assets, end of period   4,486     5,620    5,006    3,108         614
($ in thousands)
------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       2.49      2.39     2.18     2.16       2.28*
------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       2.49      2.39     2.18     2.16       2.23*
------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            2.08      2.49     2.74     2.65       2.45*
------------------------------------------------------------------------------
Portfolio turnover rate
(%)                            72        58       43      150         57*
------------------------------------------------------------------------------


(a)      Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c)      Total return does not reflect the effect of sales change.

*        Annualized.

**       Not Annualized.

Investing In The Funds

The following pages tell you about many of the services, choices and benefits of being a Kemper Funds shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

You can find out more about the topics covered here by speaking with your financial representative or a representative of your workplace retirement plan or other investment provider.

Choosing A Share Class

In this prospectus, there are three share classes for each fund. Each class has its own fees and expenses, offering you a choice of cost structures.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial representative to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

------------------------------------------------------------------------------
 Classes and features                    Points to help you compare
------------------------------------------------------------------------------
 Class A

 o Sales charges of up to 5.75%,         o Some investors may be able to
   charged when you buy shares             reduce or eliminate their sales
                                           charges; see next page
 o In most cases, no charges when you
   sell shares                           o Total annual operating expenses
                                           are lower than those for Class B
 o No distribution fee                     or Class C
------------------------------------------------------------------------------
 Class B

 o No charges when you buy shares        o The deferred sales charge rate
                                           falls to zero after six years
 o Deferred sales charge of up to
   4.00%, charged when you sell shares   o Shares automatically convert to
   you bought within the last six years    Class A after six years, which
                                           means lower annual expenses going
 o 0.75% distribution fee                  forward
------------------------------------------------------------------------------
 Class C

 o No charges when you buy shares        o The deferred sales charge rate is
                                           lower, but your shares never
 o Deferred sales charge of 1.00%,         convert to Class A, so annual
   charged when you sell shares you        expenses remain higher
   bought within the last year

 o 0.75% distribution fee
------------------------------------------------------------------------------

Class A shares

Class A shares have a sales charge that varies with the amount you invest:

Your investment       Sales charge     Sales charge
                      as a % of        as a % of your
                      offering price   net investment*
---------------------------------------------------------
Up to $50,000         5.75%            6.10%
---------------------------------------------------------
$50,000-$99,999       4.50             4.71
---------------------------------------------------------
$100,000-$249,999     3.50             3.63
---------------------------------------------------------
$250,000-$499,999     2.60             2.67
---------------------------------------------------------
$500,000-$999,999     2.00             2.04
---------------------------------------------------------
$1 million or more    See below and next page
---------------------------------------------------------

*        Rounded to the nearest one-hundredth percent.

The offering price includes the sales charge.
You may be able to lower your Class A sales charges if:

o you plan to invest at least $50,000 over the next 24 months ("letter of intent")

o the amount of Kemper shares you already own (including shares in certain other Kemper funds) plus the amount you're investing now is at least $50,000 ("cumulative discount")

o you are investing a total of $50,000 or more in several Kemper funds at once ("combined purchases")

The point of these three features is to let you count investments made at other times for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category in the table above, it's generally beneficial for you to do so. You can take advantage of these methods by filling in the appropriate sections of your application or by speaking with your financial representative.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class A shares may make sense for long-term investors, especially those who are eligible for reduced or eliminated sales charges.

You may be able to buy Class A shares without sales charges when you are:

o        reinvesting dividends or distributions

o        investing through certain workplace retirement plans

o participating in an investment advisory program under which you pay a fee to an investment advisor or other firm for portfolio management services

There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. The fund may waive the sales charges for investors in other situations as well. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described on the previous page, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within the first year of owning them, and a similar charge of 0.50% on shares you sell within the second year of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

Class B shares

With Class B shares, you pay no up-front sales charges to the fund. Class B shares do have a 12b-1 plan, under which a distribution fee of 0.75% is deducted from fund assets each year. This means the annual expenses for Class B shares are somewhat higher (and their performance correspondingly lower) compared to Class A shares, which don't have a 12b-1 fee. After six years, Class B shares automatically convert to Class A, which has the net effect of lowering the annual expenses from the seventh year on.

Class B shares have a contingent deferred sales charge (CDSC). This charge declines over the years you own shares, and disappears completely after six years of ownership. But for any shares you sell within those six years, you may be charged as follows:

Year after you bought shares   CDSC on shares you sell
-----------------------------------------------------------
First year                     4.00%
-----------------------------------------------------------
Second or third year           3.00
-----------------------------------------------------------
Fourth or fifth year           2.00
-----------------------------------------------------------
Sixth year                     1.00
-----------------------------------------------------------
Seventh year and later         None (automatic conversion
                               to Class A)
-----------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class B shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class B shares can make sense for long-term investors who would prefer to see all of their investment go to work right away, and can accept somewhat higher annual expenses in exchange.

Class C shares

Like Class B shares, Class C shares have no up-front sales charges and have a 12b-1 plan under which a distribution fee of 0.75% is deducted from fund assets each year. Because of this fee, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of Class C shares is correspondingly lower than that of Class A).

Unlike Class B shares, Class C shares do NOT automatically convert to Class A after six years, so they continue to have higher annual expenses.

Class C shares have a contingent deferred sales charge (CDSC), but only on shares you sell within one year of buying them:

Year after you bought shares   CDSC on shares you sell
-------------------------------------------------------
First year                     1.00%
-------------------------------------------------------
Second year and later          None
-------------------------------------------------------

This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial representative or Kemper can answer your questions and help you determine if you're eligible.

While Class C shares don't have any front-end sales charges, their higher annual expenses (due to 12b-1 fees) mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Class C shares may appeal to investors who plan to sell some or all shares within six years of buying them, or who aren't certain of their investment time horizon.

How To Buy Shares

Once you've chosen a share class, use these instructions to make investments. Make out any checks to "Kemper Funds."


------------------------------------------------------------------------------
 First investment                        Additional investments
------------------------------------------------------------------------------
 $1,000 or more for regular accounts     $100 or more for regular accounts

 $250 or more for IRAs                   $50 or more for IRAs

 $50 or more with an Automatic           $50 or more with an Automatic
 Investment Plan                         Investment Plan
------------------------------------------------------------------------------
 Through a financial representative

 o Contact your representative using     o Contact your representative using
   the method that's most convenient       the method that's most convenient
   for you                                 for you
------------------------------------------------------------------------------
 By mail or express mail (see below)

 o Fill out and sign an application      o Send a check and a Kemper
                                           investment slip to us at the
 o Send it to us at the appropriate        appropriate address below
   address, along with an investment
   check                                 o If you don't have an investment
                                           slip, simply include a letter
                                           with your name, account number,
                                           the full name of the fund and the
                                           share class and your investment
                                           instructions
------------------------------------------------------------------------------
 By wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------
 By phone

 --                                      o Call (800) 621-1048 for
                                           instructions
------------------------------------------------------------------------------
 With an automatic investment plan

 --                                      o To set up regular investments,
                                           call (800) 621-1048
------------------------------------------------------------------------------
 On the Internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------



Regular mail: Kemper Funds, PO Box 219415, Kansas City, MO 64121-9415

Express, registered, or certified mail:
Kemper Service Company, 811 Main Street, Kansas City, MO 64105-2005

Fax number: (800) 818-7526 (for exchanging and selling only)

How To Exchange Or Sell Shares

Use these instructions to exchange or sell shares in your account.

------------------------------------------------------------------------------
 Exchanging into another fund            Selling shares
------------------------------------------------------------------------------
 $1,000 or more to open a new account    Some transactions, including most
                                         for over $50,000, can only be
 $100 or more for exchanges between      ordered in writing with a signature
 existing accounts                       guarantee; if you're in doubt, see
                                         page 40
------------------------------------------------------------------------------
 Through a financial representative

 o Contact your representative by the    o Contact your representative by
   method that's most convenient for       the method that's most convenient
   you                                     for you
------------------------------------------------------------------------------
 By phone or wire

 o Call (800) 621-1048 for instructions  o Call (800) 621-1048 for instructions
------------------------------------------------------------------------------
 By mail, express mail or fax
 (see previous page)

 Write a letter that includes:           Write a letter that includes:

 o the fund, class and account number    o the fund, class and account
   you're exchanging out of                number from which you want to
                                           sell shares
 o the dollar amount or number of
   shares you want to exchange           o the dollar amount or number of
                                           shares you want to sell
 o the name and class of the fund you
   want to exchange into                 o your name(s), signature(s) and
                                           address, as they appear on your
 o your name(s), signature(s) and          account
   address, as they appear on your
   account                               o a daytime telephone number

 o a daytime telephone number
------------------------------------------------------------------------------
 With a systematic exchange plan         With a systematic withdrawal plan

 o To set up regular exchanges from a    o To set up regular cash payments
   Kemper fund account, call               from a Kemper fund account, call
   (800) 621-1048                          (800) 621-1048
------------------------------------------------------------------------------
 On the Internet

 o Follow the instructions at            o Follow the instructions at
   www.kemper.com                          www.kemper.com
------------------------------------------------------------------------------

Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder.

If you are investing through an investment provider, check the materials you got from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange is open. Each fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 3 p.m. Central time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

You can place an order to buy or sell shares at any time. Once your order is received by Kemper Service Company, and they have determined that it is a "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to Kemper Service Company before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

KemperACCESS, the Kemper Automated Information Line, is available 24 hours a day by calling (800) 972-3060. You can use Kemper ACCESS to get information on Kemper funds generally and on accounts held directly at Kemper. You can also use it to make exchanges and sell shares.

EXPRESS-Transfer lets you set up a link between a Kemper account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House
(ACH) services. Transactions take two to three days to be completed, and there is a $100 minimum. To set up EXPRESS-Transfer on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

Share certificates are available on written request. However, we don't recommend them unless you want them for a specific purpose, because they can only be sold by mailing them in, and if they're ever lost they're difficult and expensive to replace.

When you sell shares by phone or over the Internet, we may record the call, ask you for certain information or take other steps designed to prevent fraudulent orders. It's important to understand that, with respect to certain pre-authorized transactions, as long as we take reasonable steps to ensure that an order appears genuine, we are not responsible for any losses that may occur.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

The Kemper Web site can be a valuable resource for shareholders with Internet access. Go to www. kemper.com to get up-to-date information, review balances or even place orders for exchanges.

When you ask us to send or receive a wire, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send or accept wires of $1,000 or more.

Exchanges among Kemper funds are an option for most shareholders. Exchanges are a shareholder privilege, not a right: we may reject any exchange order, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

When you want to sell more than $50,000 worth of shares, or send the proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee. Also, you don't need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

When you sell shares that have a contingent deferred sales charge (CDSC), we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for -- whichever results in the lowest charge to you. In processing orders to sell shares, we turn to the shares with the lowest CDSC first. Exchanges from one Kemper fund into another don't affect CDSCs: for each investment you make, the date you first bought Kemper shares is the date we use to calculate a CDSC on that particular investment.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

If you ever have difficulty placing an order by phone or fax, you can always send us your order in writing.

There are certain cases in which you may be exempt from a CDSC. These include:

o        the death or disability of an account owner (including a joint owner)

o        withdrawals made through a systematic withdrawal plan

o        withdrawals related to certain retirement or benefit plans

o redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial representative or Kemper can answer your questions and help you determine if you are eligible.

If you sell shares in a Kemper fund and then decide to invest with Kemper again within six months, you can take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a Kemper fund at its current NAV and for purposes of sales charges it will be treated as if it had never left Kemper. You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy Class A shares with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Kemper or your financial representative.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

How the funds calculate share price

The price at which you buy shares is as follows:

Class A shares -- net asset value per share, or NAV, adjusted to allow for any applicable sales charges (see "Choosing A Share Class")

Class B and Class C shares-- net asset value per share, or NAV

To calculate NAV, each share class of each fund uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                   -------------------------------------  = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

For each fund and share class in this prospectus, the price at which you sell shares is also the NAV, although for Class B and Class C investors a contingent deferred sales charge may be taken out of the proceeds (see "Choosing A Share Class").

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by a fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

Other rights we reserve

For each fund in this prospectus, you should be aware that we may do any of the following:

o withhold 31% of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o charge you $9 each calendar quarter if your account balance is below $1,000 for the entire quarter; this policy doesn't apply to most retirement accounts or if you have an automatic investment plan

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; in most cases, a fund won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund's assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

Understanding Distributions And Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

Each fund intends to pay dividends and distributions to its shareholders in November or December, and if necessary may do so at other times as needed.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

Buying and selling fund shares will usually have tax consequences for you (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares. For tax purposes, an exchange is the same as a sale.

The tax status of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
-----------------------------------------------------------
o short-term capital gains from selling fund shares
-----------------------------------------------------------
o taxable income dividends you receive from a fund
-----------------------------------------------------------
o short-term capital gains distributions you receive from
  a fund
-----------------------------------------------------------

Generally taxed at capital gains rates
-----------------------------------------------------------
o long-term capital gains from selling fund shares
-----------------------------------------------------------
o long-term capital gains distributions you receive from
  a fund
-----------------------------------------------------------


THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

--------------------------------------------------------------------------------

Because each shareholder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments, including any state and local tax consequences

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

If you invest right before a fund pays a dividend, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Corporations may be able to take a dividends-received deduction for a portion of income dividends they receive.

To Get More Information

Shareholder reports -- These include commentary from each fund's management team about recent market conditions and the effects of a fund's strategies on its performance. For each fund, they also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically. For more copies, call (800) 621-1048.

Statement of Additional Information (SAI) -- This tells you more about each fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Kemper or the SEC (see below). Materials you get from Kemper are free; those from the SEC involve a copying fee. If you like, you can look over these materials in person at the SEC's Public Reference Room in Washington, DC. or request them electronically at publicinfo@sec.gov.

SEC
450 Fifth Street, N.W.
Washington, DC 20549-0102
www.sec.gov
Tel (202) 942-8090

Kemper Funds
222 South Riverside Plaza
Chicago, IL 60606-5808
www.kemper.com
Tel (800) 621-1048

--------------------------------------------------------------------------------

SEC File Numbers
Kemper Horizon 20+ Portfolio           811-7365
Kemper Horizon 10+ Portfolio           811-7365
Kemper Horizon 5 Portfolio             811-7365




Principal Underwriter
Kemper Distributors, Inc.
222 South Riverside Plaza Chicago, IL 60606-5808 www.kemper.com E-mail info@kemper.com
Tel (800) 621-1048


[LOGO] KEMPER FUNDS
Long-term investing in a short-term world(SM)

                              KEMPER HORIZON FUNDS

                            SUPPLEMENT TO PROSPECTUS
                             DATED DECEMBER 1, 2000

                      ------------------------------------
                                 CLASS I SHARES
                      ------------------------------------

                          KEMPER HORIZON 20+ PORTFOLIO
                          KEMPER HORIZON 10+ PORTFOLIO
                           KEMPER HORIZON 5 PORTFOLIO

                      ------------------------------------

The above funds currently offer four classes of shares to provide investors with different purchasing options. These are Class A, Class B and Class C shares, which are described in the funds' prospectus, and Class I shares, which are described in the prospectus as supplemented hereby. When placing purchase orders, investors must specify whether the order is for Class A, Class B, Class C or Class I shares.

Class I shares are available for purchase exclusively by the following categories of institutional investors: (1) tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of Scudder Kemper Investments, Inc. ("Scudder Kemper") and its affiliates and rollover accounts from those plans; (2) the following investment advisory clients of Scudder Kemper and its investment advisory affiliates that invest at least $1 million in a fund: unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and self-directed retirement plans); unaffiliated banks and insurance companies purchasing for their own accounts; and endowment funds of unaffiliated non-profit organizations; (3) investment-only accounts for large qualified plans, with at least $50 million in total plan assets or at least 1000 participants; (4) trust and fiduciary accounts of trust companies and bank trust departments providing fee-based advisory services that invest at least $1 million in a Fund on behalf of each trust; (5) policy holders under Zurich-American Insurance Group's collateral investment program investing at least $200,000 in a Fund; and (6) investment companies managed by Scudder Kemper that invest primarily in other investment companies.

Class I shares currently are available for purchase only from Kemper Distributors, Inc. ("KDI"), principal underwriter for the funds, and, in the case of category 4 above, selected dealers authorized by KDI. Share certificates are not available for Class I shares.

The following information supplements the indicated sections of the prospectus.

PERFORMANCE

The following table shows how the funds' Class I Shares' returns over different periods average out. For context, the table has two broad-based market indices (which, unlike the fund, have no fees or expenses). All figures in this section assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Average Annual Total Returns -- Class I Shares (as of 12/31/1999)

                                 Since 12/31/98          Since April 8, 1996
                                     1 Year                 Life of Class
                                     ------                 -------------
Kemper Horizon 20+
Portfolio                              7.24%                    13.07%

Kemper Horizon 10+
Portfolio                              6.04                     11.90

Kemper Horizon 5 Portfolio             4.82                      9.33

Index 1                               21.03                     26.60*

Index 2                               -2.15                      5.88*

*   Since 3/31/96

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman  Brothers  Government/Corporate  Bond Index,  an unmanaged index
comprised  of  intermediate  and  long-term   government  and   investment-grade
corporate debt securities.

In the table total returns for 1996 would have been lower if operating expenses hadn't been reduced.

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder fees: Fees paid directly from your investment.

                  Maximum
                   Sales       Maximum
                   Charge      Deferred
                   (Load)       Sales        Maximum     Redemption
                 Imposed on     Charge    Sales Charge   Fee (as %
                 Purchases      (Load)         on        of amount
                  (as % of     (as % of    Reinvested    redeemed,
                 offering     redemption   Dividends/        if       Exchange
                   price)     proceeds)   Distributions  applicable)     Fee
                   ------     ---------   -------------  -----------     ---
Kemper Horizon
20+ Portfolio       None         None         None          None        None

Kemper Horizon
10+ Portfolio       None         None         None          None        None

Kemper Horizon
5 Portfolio         None         None         None          None        None


Annual fund operating expenses: Expenses that are deducted from fund assets.

                  Investment      Distribution     Other     Total annual fund
                management fee    (12b-1) fees   expenses*  operating expenses
                --------------    ------------   ---------  ------------------
Kemper
Horizon 20+
Portfolio          0.58%              None        0.50%           1.08%

Kemper
Horizon 10+
Portfolio          0.58%              None        0.50%           1.08%

Kemper
Horizon 5
Portfolio          0.58%              None        0.74%           1.32%

* "Other Expenses" are restated to reflect current shareholder servicing fees.

Example

Based on the figures above, this example is designed to help you compare the expenses of a fund to those of other funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

Fees and expenses if you sold shares after:

                    1 Year        3 Years        5 Years        10 Years
                    ------        -------        -------        --------

 Kemper
 Horizon 20+
 Portfolio            $110           $343           $595         $1,317

 Kemper
 Horizon 10+
 Portfolio            $110           $343           $595         $1,317

 Kemper
 Horizon 5
 Portfolio            $134           $418           $723         $1,590

FINANCIAL HIGHLIGHTS

Kemper Horizon 20+ Portfolio

----------------------------------------------------------------------------
                                                                   From
                                     Year ended July 31,      April 6, 1996
                             ------------------------------     to July 31,
                             2000     1999     1998    1997       1996
----------------------------------------------------------------------------
Per share operating performance
----------------------------------------------------------------------------
Net asset value,
beginning of year          $14.16   $13.62   $12.96    $9.73     $10.03
----------------------------------------------------------------------------
  Income (loss) from
  investment operations:
  Net investment income
  (loss)                   .16(a)   .27(a)      .17      .19       .07
----------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions              (.60)      .46     1.09     3.17     (.37)
----------------------------------------------------------------------------
Total from net investment
income                      (.44)      .73     1.26     3.36     (.30)
----------------------------------------------------------------------------
Less distributions from:
  Net investment income     (.28)    (.17)    (.12)    (.13)        --
----------------------------------------------------------------------------
  Net realized gain on
  investment transactions  (1.14)    (.02)    (.48)       --        --
----------------------------------------------------------------------------
Total distributions        (1.42)    (.19)    (.60)    (.13)        --
----------------------------------------------------------------------------
Net asset value, end of
year                       $12.30   $14.16   $13.62   $12.96      $9.73
----------------------------------------------------------------------------
Total return (%)           (.3.47)    5.43    10.29    34.84       2.99**(b)

Ratios to average net assets and supplemental data
----------------------------------------------------------------------------
Net assets, end of period
($ in thousands)              382    1,312    1,237      870       949
----------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       1.09      .84      .85     1.04       79*
----------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       1.08      .84      .85     1.04      .73*
----------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            1.23     2.01     1.64     1.73     2.32*
----------------------------------------------------------------------------
Portfolio turnover rate(%)     72       72       44      130      122*
----------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*   Annualized.
**  Not annualized.

Kemper Horizon 10+ Portfolio
----------------------------------------------------------------------------
                                                                   From
                                     Year ended July 31,      April 8, 1996
                             ------------------------------     to July 31,
                             2000     1999     1998    1997       1996
----------------------------------------------------------------------------
Per share operating performance
----------------------------------------------------------------------------
Net asset value,
beginning of year          $12.76   $12.46   $11.97    $9.57      $9.83
----------------------------------------------------------------------------
  Income (loss) from
  investment operations:
  Net investment income
  (loss)                      .31(a)   .36(a)   .35      .26        .09(a)
----------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions               (.35)     .36      .84     2.40       (.26)
----------------------------------------------------------------------------
Total from net investment
income                       (.04)     .72     1.19     2.66       (.17)
----------------------------------------------------------------------------
Less distributions from:
  Net investment income      (.38)    (.31)    (.29)    (.26)      (.09)
----------------------------------------------------------------------------
  Net realized gain on
  investment transactions   (1.13)    (.11)    (.41)       --         --
----------------------------------------------------------------------------
Total distributions         (1.51)    (.42)    (.70)    (.26)      (.09)
----------------------------------------------------------------------------
Net asset value, end of
year                       $11.21   $12.76   $12.46   $11.97      $9.57
----------------------------------------------------------------------------
Total return (%)             (.46)    5.86    10.47    28.09      (1.74)**(b)

Ratios to average net assets and supplemental data
----------------------------------------------------------------------------
Net assets, end of period
($ in thousands)              121      177      367      401        102
----------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       1.09     1.07      .99     1.06        .77*
----------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       1.08     1.07      .99     1.06        .73*
----------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            2.56     3.10     2.75     2.81       3.21*
----------------------------------------------------------------------------
Portfolio turnover rate (%)    61       64       37      126         87*
----------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*   Annualized.
**  Not annualized.

Kemper Horizon 5 Portfolio
----------------------------------------------------------------------------
                                                                   From
                                     Year ended July 31,      April 8, 1996
                             ------------------------------     to July 31,
                             2000     1999     1998    1997       1996
----------------------------------------------------------------------------
Per share operating performance
----------------------------------------------------------------------------
Net asset value,           $11.31   $11.28   $11.06    $9.58      $9.69
beginning of year
----------------------------------------------------------------------------
  Income (loss) from
  investment operations:
  Net investment income
  (loss)                      .35(a)   .41(a)   .41      .32        .08(a)
----------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions               (.28)     .18      .47     1.49       (.11)
----------------------------------------------------------------------------
Total from net investment
income                        .07      .59      .88     1.81       (.03)
----------------------------------------------------------------------------
Less distributions from:     (.39)    (.44)    (.39)    (.33)      (.08)
  Net investment income
----------------------------------------------------------------------------
  Net realized gain on       (.40)    (.12)    (.27)      --         --
  investment transactions
----------------------------------------------------------------------------
Total distributions          (.79)    (.56)    (.66)    (.33)      (.08)
----------------------------------------------------------------------------
Net asset value, end of
period                     $10.59   $11.31   $11.28   $11.06      $9.58
----------------------------------------------------------------------------
Total return (%)              .61     5.47     8.29    19.27       (.31)**(b)

Ratios to average net assets and supplemental data
----------------------------------------------------------------------------
Net assets, end of period
($ in thousands)              164      165      211      128        101
----------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)       1.32     1.13     1.03     1.20        .78*
----------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)       1.32     1.13     1.03     1.20        .73*
----------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)            3.26     3.75     3.89     3.61       4.11*
----------------------------------------------------------------------------
Portfolio turnover rate (%)    72       58       43      150         57*
----------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*   Annualized.
**  Not annualized.

SPECIAL FEATURES

Shareholders of a Fund's Class I shares may exchange their shares for (i) shares of Zurich Money Funds -- Zurich Money Market Fund if the shareholders of Class I shares have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates and (ii) Class I shares of any other "Kemper Mutual Fund" listed in the prospectus. Conversely, shareholders of Zurich Money Funds -- Zurich Money Market Fund who have purchased shares because they are participants in tax-exempt retirement plans of Scudder Kemper and its affiliates may exchange their shares for Class I shares of "Kemper Mutual Funds" to the extent that they are available through their plan. Exchanges will be made at the relative net asset values of the shares. Exchanges are subject to the limitations set forth in the prospectus.

As a result of the relatively lower expenses for Class I shares, the level of income dividends per share (as a percentage of net asset value) and, therefore, the overall investment return, typically will be higher for Class I shares than for Class A, Class B and Class C shares.

December 1, 2000

Supplement to the currently effective Prospectus of each of the listed funds:

Kemper Asian Growth Fund                                           Kemper Income and Capital Preservation Fund

Classic Growth Fund (Classes A, B and C only)                      Kemper Intermediate Municipal Bond Fund

Kemper Global Blue Chip Fund                                       Kemper International Fund

Kemper Global Income Fund                                          Kemper Municipal Bond Fund

Kemper High Yield Opportunity Fund                                 Kemper Ohio Tax-Free Income Fund

Kemper High Yield Fund II                                          Kemper Short-Term U.S. Government Fund

Kemper Horizon 20+ Portfolio                                       Kemper U.S. Growth and Income Fund

Kemper Horizon 10+ Portfolio                                       Kemper U.S. Mortgage Fund

Kemper Horizon 5 Portfolio                                         Value Fund (Classes A, B and C only)

The applicable Board of each of the above-mentioned funds (identified in the table below under the heading "Acquired Fund") recently approved an Agreement and Plan of Reorganization (the "Plan") between each Fund and the corresponding Acquiring Fund identified in the chart below. The proposed transaction is part of Scudder Kemper's initiative to restructure and streamline the management and operations of the funds it manages.

The Plan applicable to each Fund provides for the transfer of substantially all of the assets and the assumption of all of the liabilities of the Fund solely in exchange for voting shares of the corresponding Acquiring Fund. Following the exchange, the Fund will distribute shares of the corresponding Acquiring Fund to the Fund's shareholders as part of the Fund's cessation of operations as provided for in the Plan. (Each transaction contemplated by a Plan is referred to as a "Reorganization.")

Each Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders of the applicable Fund. A Special Meeting (the "Meeting") of the shareholders of each Fund will be held on or about May 15, 2001 or May 24, 2001 and shareholders will be given the opportunity to vote on the Plan and any other matters affecting the Fund at that time. In connection with each Meeting, the applicable Fund will deliver to its shareholders: (i) a Proxy Statement/Prospectus describing in detail the Reorganization and the Board's considerations in recommending that shareholders approve the Reorganization, and (ii) a Prospectus for the Acquiring Fund.

If the Plan for a Fund is approved at the applicable Meeting and certain conditions required by the Plan are satisfied, the Reorganization is expected to become effective at 9:00 a.m. Eastern standard time on or about the appropriate Proposed Reorganization Date identified in the chart below. If shareholder approval of a Plan is delayed due to failure to obtain a quorum or otherwise, the Reorganization will become effective as soon as practicable after the receipt of shareholder approval.

In the event the shareholders of a Fund fail to approve the Plan for that Fund, the Fund will continue to operate and the Fund's Board may resubmit the Plan for shareholder approval or consider other proposals.

Acquired Fund                                       Acquiring Fund                                Proposed Reorganization Date
------------------------------------------------------------------------------------------------------------------------------------
Kemper Asian Growth Fund                            Scudder Pacific Opportunities Fund                     May 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Classic Growth Fund                                 Scudder Capital Growth Fund                            June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Global Blue Chip Fund                        Scudder Global Fund                                    June 18, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Global Income Fund                           Scudder Global Bond Fund                               June 18, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper High Yield Opportunity Fund                  Scudder High Yield Bond Fund (to be renamed            June 25, 2001
                                                    Scudder High Yield Opportunity Fund)
------------------------------------------------------------------------------------------------------------------------------------
Kemper High Yield Fund II                           Kemper High Yield Fund                                 May 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 20+ Portfolio                        Kemper Total Return Fund                               June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 10+ Portfolio                        Kemper Total Return Fund                               June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Horizon 5 Portfolio                          Kemper Total Return Fund                               June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Income and Capital Preservation Fund         Scudder Income Fund                                    June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Intermediate Municipal Bond Fund             Scudder Medium Term Tax Free Fund                      June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper International Fund                           Scudder International Fund                             June 18, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Municipal Bond Fund                          Scudder Managed Municipal Bonds                        June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Ohio Tax-Free Income Fund                    Scudder Managed Municipal Bonds                        June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper Short-Term U.S. Government Fund              Scudder Short Term Bond Fund                           June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper U.S. Growth and Income Fund                  Scudder Growth and Income Fund                         June 11, 2001
------------------------------------------------------------------------------------------------------------------------------------
Kemper U.S. Mortgage Fund                           Kemper U.S. Government Securities Fund                 May 28, 2001
------------------------------------------------------------------------------------------------------------------------------------
Value Fund                                          Scudder Large Company Value Fund                       June 25, 2001
------------------------------------------------------------------------------------------------------------------------------------

November 30, 2000

                               KEMPER HORIZON FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                December 1, 2000

                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio

                222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-621-1048



This Statement of Additional Information is not a prospectus. It is the Statement of Additional Information for each of the portfolios (the "Portfolios") of the Kemper Horizon Fund (the "Fund"). It should be read in conjunction with the prospectus of the Fund dated December 1, 2000. The prospectus may be obtained without charge from the Fund and is also available along with other related materials on the Securities and Exchange Commission's ("SEC") internet web site (http://www.sec.gov).



                                TABLE OF CONTENTS


INVESTMENT RESTRICTIONS.....................................................2

INVESTMENT POLICIES AND TECHNIQUES..........................................4

PORTFOLIO TRANSACTIONS.....................................................19

INVESTMENT MANAGER AND UNDERWRITER.........................................20

PURCHASE AND REDEMPTION OF SHARES..........................................28

DIVIDENDS AND TAXES........................................................29

PERFORMANCE................................................................47

OFFICERS AND TRUSTEES......................................................35

SHAREHOLDER RIGHTS.........................................................52

APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS............................55



The financial statements appearing in the Fund's Annual Report to Shareholders dated July 31, 2000 are incorporated herein by reference. The Report for the Fund accompanies this document.

INVESTMENT RESTRICTIONS



Each Portfolio has adopted certain fundamental investment restrictions that, together with its investment objective and any fundamental policies, cannot be changed without approval of a majority of the outstanding voting shares of the Portfolio. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio.


Each Portfolio may not, as a fundamental policy:

         (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended, (the "1940 Act") and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


         (2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         (3) concentrate its investments in a particular industry, as the term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


         (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (5) purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interest therein, except that the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

         (6)      purchase  physical   commodities  or  contracts   relating  to
                  physical commodities;

         (7)      make  loans  except as  permitted  under the 1940 Act,  and as
                  interpreted  or  modified  by  regulatory   authority   having
                  jurisdiction, from time to time.

The following policies are non-fundamental, and may be changed or eliminated for a Portfolio by its Board without a vote of shareholders:

         (1) lend portfolio securities in an amount greater than 5% of its total assets;

         (2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

         (3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments,
                  (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

         (4) purchase options, unless the aggregate premiums paid on all such options held by a Portfolio at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

         (5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Portfolio and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Portfolio's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

         (6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);


         (7)      invest more than 15% of net assets in illiquid securities; and

         (8) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes; and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings.

Master/feeder Fund Structure. The Board of Trustees of the Kemper Horizon 5 Portfolio and the Kemper Horizon 20+ Portfolio has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Trust is actually engaged in borrowing through the interfund lending program, the Trust, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

INVESTMENT POLICIES AND TECHNIQUES

General. Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Fund may engage (such as hedging, etc.) or a financial instrument which the Fund may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. (the "Advisor"), in its discretion, might, but is not required to, use in managing the Fund's portfolio assets. The Advisor may, in its discretion, at any time employ such practice, technique, or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of the Fund, but to the extent employed, could from time to time have a material impact on the Fund's performance.

When a defensive position is deemed advisable, all or a significant portion of each Portfolio's assets may be held temporarily in cash or defensive type securities, such as high-grade debt securities, securities of the U.S. Government or its agencies and high quality money market instruments, including repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.


Common Stocks. Under normal circumstances, each Portfolio invests its equity portion primarily in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have traditionally offered a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Warrants. Each Portfolio may invest in warrants up to 5% of the value of its total assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Portfolio were not exercised by the date of its expiration, that Portfolio would lose the entire purchase price of the warrant.

Convertible Securities. Each Portfolio may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.

While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.


As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Borrowing. As a matter of fundamental policy, the Fund will not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Fund does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase the Fund's volatility and the risk of loss in a declining market. Borrowing by the Fund will involve special risk considerations. Although the principal of the Fund's borrowing will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Illiquid Securities. The Fund may purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale. The absence of a trading market can make it difficult to ascertain a market value for these instruments. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. A security is deemed illiquid if so determined pursuant to procedures adopted by the Board of Trustees.

Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, the Advisor will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).


Foreign Securities. Each Portfolio normally invests a portion of its assets in foreign securities that are traded principally in securities markets outside the United States. Each Portfolio may also invest in U.S.

Dollar denominated American Depository Receipts ("ADRs"), which are bought and sold in the United States. For purposes of the allocation between U.S. and international securities, ADRs are viewed as U.S. securities. In connection with its foreign securities investments, each Portfolio may, to a limited extent, engage in foreign currency exchange, options and futures transactions as a hedge and not for speculation. Additional information concerning foreign securities and related techniques is contained below.


Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based upon the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possible imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments that could affect investment in these countries.

Emerging Markets. While each Portfolio's investments in foreign securities will principally be in developed countries, a Portfolio may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.

Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries.

Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Portfolio to make intended securities purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Portfolio to the risk of losses resulting from the Portfolio's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading securities may cease or may be substantially curtailed and prices for such securities in emerging markets may not be readily available. In that case, securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Portfolio. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments, the market could impose temporary restrictions on foreign capital remittances.


Depository Receipts. For many foreign securities, there are U.S. Dollar denominated ADRs, which are bought and sold in the United States and are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in the domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. Each Portfolio may also invest in European Depository Receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and are designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.


Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked upon privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises include privately negotiated investments in a government- or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Portfolio, to participate in privatizations may be limited by local law, or the price or terms on which the Portfolio may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatization will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization of management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Investment of Uninvested Cash Balances. Each Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an Exemptive Order issued by the SEC, each Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Scudder Cash Management Investment Trust, or one or more future entities for which Scudder Kemper Investments acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940 (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the Investment Company Act. Investment by each Fund in shares of the Central Funds will be in accordance with the Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with rule 2a-7 under the Act. The other Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance each Fund's ability to manage Uninvested Cash.

Each Fund will invest Uninvested Cash in Central Funds only to the extent that each Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets in shares of the Central Funds. Purchase and sales of shares of Central Funds are made at net asset value.


Strategic Transactions and Derivatives. The Portfolios may, but are not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a Portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, the Portfolios may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolios to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. The Portfolios will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Portfolios, and the Portfolios will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Portfolios.


Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Portfolios, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Portfolios can realize on its investments or cause the Portfolios to hold a security it might otherwise sell. The use of currency transactions can result in the Portfolios incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Portfolios might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolios the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Portfolios against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Portfolios is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

Each Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.


OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Portfolios will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolios to require the Counterparty to sell the option back to the Portfolios at a formula price within seven days. The Portfolios expect generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.


Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Portfolios or fails to make a cash settlement payment due in accordance with the terms of that option, the
Portfolios will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Portfolios will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the SEC currently takes the position that OTC options purchased by the Portfolios, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Portfolios' limitation on investing no more than 15% of its net assets in illiquid securities.

If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

The Portfolios may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Portfolios must be "covered" (i.e., the Portfolios must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Portfolios will receive the option premium to help protect it against loss, a call sold by the Portfolios exposes the Portfolios during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Portfolios to hold a security or instrument which it might otherwise have sold.


The Portfolios will not sell put options if, as a result, more than 50% of the Portfolio's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Portfolios may be required to buy the underlying security at a disadvantageous price above the market price.


General Characteristics of Futures. The Portfolios may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Portfolios, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Portfolios' use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Portfolios to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Portfolios. If the Portfolios exercise an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Portfolios will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. The Portfolios also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. The Portfolios may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolios may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

Each Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolios, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Portfolios generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

The Portfolios may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Portfolios has or in which the Portfolios expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolios may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Portfolio's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Portfolios hold securities denominated in schillings and the Advisor believes that the value of schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolios if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Portfolios are engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, that Portfolio will comply with the asset segregation requirements described below.


Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolios if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. The Portfolios may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Portfolios to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Portfolios may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Portfolios expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolios anticipate purchasing at a later date. The Portfolios will not sell interest rate caps or floors where they do not own securities or other instruments providing the income stream the Portfolios may be obligated to pay. Interest rate swaps involve the exchange by the Portfolios with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The Portfolios will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as the Portfolios will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Portfolios believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Portfolios will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Advisor. If there is a default by the Counterparty, the Portfolios may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. The Portfolios may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolios might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the
U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Portfolios segregate cash or liquid assets with its custodian to the extent Portfolio obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Portfolios to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Portfolios will require the Portfolios to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Portfolios on an index will require the Portfolios to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Portfolios requires the Portfolios to segregate cash or liquid assets equal to the exercise price.

Except when the Portfolios enter into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Portfolios to buy or sell currency will generally require the Portfolios to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

OTC options entered into by the Portfolios, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Portfolios sell these instruments they will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Portfolios, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Portfolios sell a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Portfolios will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Portfolios other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Portfolios will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Portfolios must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, the Portfolios will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Portfolio's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Portfolios may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Portfolios could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Portfolios. Moreover, instead of segregating cash or liquid assets if the Portfolios held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Delayed Delivery Transactions. A Portfolio may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Portfolio to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. When a Portfolio enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. A Portfolio generally has the ability to close out or "roll over" a purchase obligation on or before the settlement date, rather than take delivery of the security.

Repurchase Agreements. A Portfolio may invest in repurchase agreements, which are instruments under which the Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon. No Portfolio currently intends to invest more than 5% of its net assets in repurchase agreements during the current year.

Short Sales Against-the-Box. A Portfolio may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which the Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Portfolio may engage in such short sales only to the extent that not more than 10% of the Portfolio's total assets (determined at the time of the short sale) is held as collateral for such sales. No Portfolio currently intends, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

Fixed Income. The fixed income portion of each Portfolio may be invested in a broad variety of fixed income securities including, without limitation: (a) obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities; (b) bonds, debentures, convertible debt instruments, assignments or participation in loans, notes, commercial paper, and other debt securities of corporations, trusts and other entities; (c) certificates of deposit, bankers' acceptances and time deposits and (d) cash and cash equivalents, including repurchase agreements. The fixed income portion of each Portfolio will be comprised of U.S. Dollar denominated instruments.

Each portfolio attempts to limit its exposure to credit risk by imposing limits on the quality of specific securities in the Portfolio and by maintaining a relatively high average weighted credit quality. Credit quality refers to a fixed income security issuer's expected ability to make all required interest and principal payments in a timely manner. Higher rated fixed income securities generally represent less risk than lower or non-rated securities. Ratings published by nationally recognized rating agencies such as Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") are widely accepted measures of credit risk. The fixed income portion of each Portfolio will be invested in securities that are rated at the time of purchase within the four highest grades assigned by Moody's, S&P, Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") or any other Nationally Recognized Statistical Rating Organization ("NRSRO") as designated by the Securities and Exchange Commission, or will be of comparable quality as determined by the Fund's investment manager, provided that up to 10% of the fixed income portion of each Portfolio may be invested in securities that are lower rated ("junk bonds"). The top four ratings currently assigned by these organizations are as follows: Moody's (Aaa, Aa, A or Baa), S&P (AAA, AA, A or BBB), Fitch (AAA, AA, A or BBB) and Duff (AAA, AA, A or BBB). In addition, under normal conditions, each Portfolio expects to maintain a relatively high average dollar-weighted credit quality (i.e., within the top two rating categories of an NRSRO or comparable as determined by the investment manager). Average dollar-weighted credit quality is calculated by averaging the ratings of each fixed income security held by a Portfolio with each rating "weighted" according to the percentage of assets that it represents. Average dollar-weighted credit quality is not a precise measure of the credit risk presented by a Portfolio of fixed income securities. For instance, a combination of securities that are rated AAA and securities that are rated BB that together result in an average weighted credit quality of AA may present more risk than a group of just AA rated securities.

After a Portfolio purchases a security, its quality level may fall below that at which it was purchased (i.e., downgraded). In such instance, the Portfolio would not be required to sell the security, but the investment manager will consider such an event in determining whether the Portfolio should continue to hold the security. The ratings of NRSROs represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings, and other opinions as to quality, are relative and subjective and are not absolute standards of quality. For a discussion of lower rated and non-rated securities and related risks, see "Other Considerations -- High Yield (High Risk) Bonds" below.

Each Portfolio attempts to limit its exposure to interest rate risk by maintaining a relatively short duration. Interest rate risk is the risk that the value of the fixed income securities may rise or fall as interest rates change. Under normal conditions, the target duration of the fixed-income portion of the Portfolio is approximately 2.5 years, although it may range from 1.5 to 3.5 years depending upon market conditions. "Duration," and the more traditional "average dollar-weighted maturity," are measures of how a fixed income portfolio tend to react to interest rate changes. Each fixed income security held by a Portfolio has a stated maturity. The stated maturity is the date when the issuer must repay the entire principal amount to an investor. A security's term to maturity is the time remaining to maturity. A security will be treated as having a maturity earlier than its stated maturity date if the security has technical features (such as puts or demand features) or a variable rate of interest that, in the judgment of the investment manager, will result in the security being valued in the market as though it has the earlier maturity. Average dollar-weighted maturity is calculated by averaging the terms to maturity of each fixed income security held by the Portfolio with each maturity "weighted" according to the percentage of assets that it represents. Unlike average dollar-weighted maturity, duration reflects both principal and interest payments and is designed to measure more accurately a portfolio's sensitivity to incremental changes in interest rates than does average weighted maturity. By way of example, if the duration of a Portfolio's fixed income securities were two years, and interest rates decreased by 100 basis points (a basis point is one-hundredth of one percent), the market price of that portfolio of fixed income securities would be expected to increase by approximately 2%.


Other Considerations - High Yield (High Risk) Bonds. As reflected in the prospectus, a Portfolio may invest a portion of its assets in fixed income securities that are in the lower rating categories of recognized rating agencies (i.e., junk bonds) or are non-rated. No Portfolio currently intends to invest more than 10% of its net assets in junk bonds. These lower rated or non-rated fixed income securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.


The market values of such securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress the prices for such securities. These and other factors adversely affecting the market value of high yield securities will adversely affect a Portfolio's net asset value. Although some risk is inherent in all securities ownership, holders of fixed income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed income securities generally entails less risk than an investment in common stock of the same issuer.

High yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


Additional information concerning high yield securities appears under "Appendix -- Ratings of Fixed Income Investments."


Collateralized Obligations. Each Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. None of the Portfolios currently intends to invest more than 5% of its net assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, mortgage-backed securities or U.S. Government securities. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters.

Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only ("IO") and principal only ("PO") securities. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

In reliance on an interpretation by the SEC, a Portfolio's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as the Fund, in another investment company.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon U.S. Government securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired.


 Zero coupon securities and pay-in-kind bonds involve additional special considerations. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently with similar maturities and credit quality. Zero coupon, pay-in-kind or deferred interest bonds carry additional risk in that unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment.


Investment Company Securities. A Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Portfolios will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

For example, the Portfolio may invest in a variety of investment companies that seek to track the composition and performance of a specific index. These index-based investments hold substantially all of their assets in securities representing their specific index, or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAV). Index-based investments may no replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index:

Examples of index-based investments include:

SPDRs: SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the Standard & Poor's 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index. MidCap
SPDRs:

MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs: Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's 500 Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS (SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq - 100 Shares: Nasdaq - 100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq - 100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq - 100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc. that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


 INVESTMENT MANAGER AND UNDERWRITER

Investment Manager. Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Advisor"), 345 Park Avenue, New York, New York, is the Fund's investment manager. Scudder Kemper is approximately 70% owned by Zurich Financial Services, Inc., a newly formed global insurance and financial services company. The balance of the Advisor is owned by its officers and employees. Pursuant to an investment management agreement with each Portfolio, Scudder Kemper acts as the Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. Each investment management agreement provides that the Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are officers or employees of Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records thereto, taxes and membership dues. The Fund bears the expenses of registration of its shares with the Securities and Exchange Commission and, effective January 1, 2000, pays the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states ("Blue Sky expenses"). Prior to January 1, 2000, Kemper Distributors, Inc. ("KDI"), as principal underwriter, paid the Blue Sky expenses.

The investment management agreements provide that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Each Portfolio's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and
(b) by the shareholders or the Board of Trustees. Each Portfolio's investment management agreement may be terminated at any time for a Portfolio upon 60 days notice by either party, or by a majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment. Additional Portfolios may be subject to a different agreement.


At December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder") and Zurich Insurance Company ("Zurich") formed a new global organization by combining Scudder with Zurich Kemper Investments, Inc., a former subsidiary of Zurich and former investment manager of the Fund, and Scudder changed it name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owned approximately 70% of the Advisor, with the balance owned by the Advisor's officers and employees.

On September 7, 1998, Zurich Insurance Company ("Zurich") the majority owner of the Advisor, entered into an agreement with B.A.T. Industries p.l.c. ("B.A.T."), pursuant to which the financial services business of B.A.T. were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each Fund's existing investment management agreement with the Advisor was deemed to have been assigned and, therefore, terminated. The Board of Trustees of each Fund and the shareholders of each Fund have approved a new investment management agreement with the Advisor, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied

Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services.

Scudder Kemper is paid a monthly investment management fee, by each Portfolio, at the annual rates shown below.



       Average Daily Net Assets of a Portfolio                Management Fee Rates
       ---------------------------------------                --------------------

                  $0 - $250 million                                  0.58%
                  $250 million - $1 billion                          0.55%
                  $1 billion - $2.5 billion                          0.53%
                  $2.5 billion - $5 billion                          0.51%
                  $5 billion - $7.5 billion                          0.48%
                  $7.5 billion - $10 billion                         0.46%
                  $10 billion - $12.5 billion                        0.44%
                  Over $12.5 billion                                 0.42%

The table below shows investment management fees paid by each Portfolio for the fiscal years ended July 31, 2000, 1999 and 1998, respectively.


               Portfolio               Fiscal 2000             Fiscal 1999              Fiscal 1998
               ---------               -----------             -----------              -----------

               Horizon 20+               $681,127                $713,000                  495,000
               Horizon 10+               $707,252                $732,000                  495,000
               Horizon 5                 $408,320                $333,000                  242,000

Code of Ethics. The Fund, the Advisor and principal underwriter have each adopted codes of ethics under rule 17j-1 of the Investment Company Act. Board members, officers of the Fund and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Fund Accounting Agent. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share of the Fund and maintaining all accounting records related thereto. Currently, SFAC receives no fee for its services to the Fund; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Principal Underwriter. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), Kemper Distributors, Inc.
("KDI"), a wholly-owned subsidiary of Scudder Kemper, is the principal underwriter and distributor for the shares of the Fund and acts as agent of the Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreements, including the payment of any commissions. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

The distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. The agreement automatically terminates in the event of its assignment and may be terminated for a class or a Portfolio at any time without penalty by the Fund or by KDI upon 60 days' notice. Termination by the Fund with respect to a class or a Portfolio may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class or the Portfolio, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by the Portfolio with respect to such class without approval by a majority of the outstanding voting securities of such class of such Portfolio and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Portfolio-by-Portfolio basis and for the Portfolio on a class by class basis.

Class A Shares. The following information concerns the underwriting commissions paid in connection with the distribution of each Portfolio's Class A shares for the fiscal years ended July 31, 2000, 1999 and 1998, respectively.


                                                                   Commissions             Commissions
                                        Commissions                  KDI Paid               Paid to KDI
        Portfolio            Year     Retained by KDI               to All Firms           Affiliated Firms
        ---------            ----     ---------------               ------------           ----------------


       Horizon 20+           2000            $8,432                  694,135                  0
                             1999           $18,000                  637,000                  0
                             1998           $26,000                  303,000                  0

       Horizon 10+           2000           $7,628                   589,312                  0
                             1999           $20,000                  546,000                  0
                             1998           $30,000                  300,000                  0

       Horizon 5             2000           $1,375                   285,605                  0
                             1999           $12,000                  271,000                  0
                             1998           $13,000                  156,000                  0


Class B Shares and Class C Shares. Each Portfolio has adopted a plan under Rule 12b-1 (the "Rule 12b-1 Plan") that provides for fees payable as an expense of the Class B shares and Class C shares that are used by KDI to pay for distribution and services for those classes. Because 12b-1 fees are paid out of fund assets on an ongoing basis they will, over time, increase the cost of the investment and may cost more than other types of sales charges. Expenses of the Portfolios and of KDI, in connection with the Rule 12b-1 Plans for the Class B and Class C shares for the fiscal year ended July 31, 1998, 1999, July 31, 1998 and July 31, 1997and are set forth below. A portion of the marketing, sales and operating expenses shown below could be considered overhead expenses.

                                       Portfolio Class B Shares

                                    Horizon 20+           Horizon 10+               Horizon 5
                                    -----------           -----------               ---------

                         2000     1999     1998      2000      1999     1998     2000     1999     1998
                         ----     ----     ----      ----      ----     ----     ----     ----     ----


Distribution Fees Paid            413,648  305,000   412,593   365,457  265,000  196,660  180,042  150,000
by Fund to KDI           $453,543

Contingent Deferred               142,315   72,000   185,757    93,073   49,000   94,124   52,033   20,000


                                       22

Sales Charges to KDI     $295,639

Total Commissions Paid            619,815  689,000   305,449   493,125  555,000  108,924  276,552  312,000
by KDI to Firms          $439,876

Distribution Fees Paid     $0       0        0        0         0        0        0        0        0

by KDI to Affiliated
Firms


Advertising and           $49,710 50,228    81,000    35,194    42,129   61,000   12,307   25,655   29,000
Literature


Other Distribution
-------------------
Expenses Paid by KDI
--------------------

Prospectus Printing        $5,972  6,405     6,000     4,191     5,299    5,000    1,498    3,153    2,000


Marketing and Sales       $94,625 131,022  162,000    70,100   109,887  128,000   25,395   66,540   62,000
Expenses

Misc. Operating           $24,155  29,268   41,000    20,339    26,018   38,000   16,311   21,417   27,000
Expenses

Interest Expenses                 194,510  149,000   239,967   169,735  131,000  111,526   83,641   79,000
                         $271,337



                                              Portfolio Class C Shares
                                              ------------------------

                                   Horizon 20+               Horizon 10+               Horizon 5
                                   -----------               -----------               ---------

                          2000    1999     1998     2000    1999     1998     2000     1999    1998
                          ----    ----     ----     ----    ----     ----     ----     ----    ----


Distribution Fees       $102,051 $87,689  45,000  110,408  94,943   61,000   45,006   42,629  31,000
-----------------
Paid by Fund to KDI
-------------------

Contingent Deferred       $1,667  $2,574   1,000    1,415   1,249    1,000    1,471    3,963   1,000
Sales Charges to KDI

Total Distribution Fees $113,042 $89,757  60,000  119,827 102,425   70,000   47,956   46,981  34,000
Paid by KDI to Firms

Distribution Fees Paid
by KDI to Affiliated       $0      0        0       0        0        0        0       0        0
Firms

Advertising and          $18,010 $16,655  19,000   13,762  16,039   20,000    4,811    7,080  11,000

Literature

Other Distribution
------------------
Expenses Paid by KDI
--------------------

Prospectus Printing       $2,236  $2,135   1,000    1,733   2,016    1,000      586      875   1,000

Marketing and Sales      $36,508 $44,765  27,000   29,697  42,660   40,000    9,809   18,808  22,000
Expenses


Misc. Operating          $15,594 $16,499   7,000   15,100  15,323   10,000   13,942   12,100  19,000
Expenses
Interest Expenses        $33,094 $18,693  12,000   34,415  19,902   13,000   20,180   12,441   8,000


Rule 12b-1 Plan. If a Rule 12b-1 Plan (the "Plan") is terminated in accordance with its terms, the obligation of a Fund to make payments to KDI pursuant to the Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by KDI in excess of its fees under a Plan, if for any reason the Plan is terminated in accordance with its terms. Future fees under a Plan may or may not be sufficient to reimburse KDI for its expenses incurred.

Each distribution agreement and Rule 12b-1 Plan continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days' notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the 1940 Act. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.

Administrative Services. Administrative services are provided to the Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. Each Portfolio pays KDI an administrative services fee, payable monthly, at an annual rate of up to 0.25% of average daily net assets of the Class A, B and C shares of each Portfolio.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms") that provide services and facilities for their customers or clients who are investors of the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. For Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to 0.25% of the net assets in each Portfolio account that it maintains and services attributable to Class A shares, commencing with the month after investment. For Class B and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm. After the first year, a firm becomes eligible for the quarterly service fee and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include broker-dealers affiliated with KDI.

The following information concerns the administrative service fee paid by each Portfolio for the fiscal year ended July 31, 2000, 1999 and 1998.

                                                                                                  Service
                                                                                                  Fee KDI
                                                                              Service Fee         Paid to
                                      Administrative Service Fees             KDI Paid to        Affiliate
   Portfolio         Year                   Paid by the Fund                     Firms             Firms
----------------    -------    -------------------------------------------    -------------     ------------

                                Class A          Class B        Class C
                                -------          -------        -------

  Horizon 20+        2000       $131,551        $128,992        $31,477         $448,891            $0
                     1999       $82,305          $83,683        $18,577         $184,559            $0
                     1998       $86,000         $103,000        $15,000         $213,000            $0

  Horizon 10+        2000       $152,670        $116,842        $31,590         $339,543            $0
                     1999       $97,180          $73,398        $19,578         $190,150            $0
                     1998       $98,000          $88,000        $20,000         $212,000            $0

   Horizon 5         2000       $103,522         $55,426        $12,951         $118,750            $0
                     1999       $41,785          $35,538         $8,441          $85,765            $0
                     1998       $41,000          $50,000        $10,000         $109,000            $0

Also, KDI may provide some of the above services. As well, KDI may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for the Portfolio. Currently, the administrative services fee payable to KDI is payable at an annual rate of 0.25% based upon Portfolio assets in accounts for which a firm provides administrative services and, effective January 1, 2000, at the annual rate of 0.15% based upon Fund assets in accounts for which there is no firm of record (other than KDI) listed on the Fund's records. The effective administrative services fee rate to be charged against all assets of a Portfolio while this procedure is in effect will depend upon the proportion of Portfolio assets that is in accounts for which a firm of record provides administrative services. The Board of Trustees, in its discretion, may approve paying the fee to KDI at the annual rate of 0.25% on all Portfolio assets in the future.

Certain trustees or officers of the Fund are also directors or officers of Scudder Kemper or KDI as indicated in the prior section entitled, "Officers and Trustees."

Custodian, Transfer Agent and Shareholder Service Agent. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each portfolio. State Street also acts as the Fund's transfer agent and dividend-paying agent. Pursuant to a service agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of the Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives fees as the transfer agent, and compensates KSvC as follows:

o annual account fees of $10 ($18 for retirement plans) for set up charges and annual fees associated with the contingent deferred sales charge and an asset-based fee of 0.08% plus an out of pocket expense reimbursement.

Prior to August 31, 2000, Investors Fiduciary Trust Company ("IFTC"), acted as Transfer Agent for the funds. IFTC's fee is reduced by certain earnings credits in favor of the Portfolios.

The following shows for each Portfolio, the shareholder service fees IFTC remitted to KSvC for the fiscal years ending July 31, 2000, 1999 and 1998.


                          Fiscal 2000                  Fiscal 1999                    Fiscal 1998
   Portfolio        Fees IFTC Paid to KSvC        Fees IFTC Paid to KSvC        Fees IFTC Paid to KSvC
   ---------        ----------------------        ----------------------        ----------------------

Horizon 20+                $613,906                     $1,202,000                     $756,000
Horizon 10+                $435,626                      $788,000                      $441,000
Horizon 5                  $264,595                      $331,000                      $167,000

Independent Auditors and Reports to Shareholders. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Fund.


PORTFOLIO TRANSACTIONS

Brokerage

Allocation of brokerage is supervised by the Advisor.

The primary objective of the Advisor in placing orders for the purchase and sale of securities for each Portfolio is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of Scudder Investor Services ("SIS") with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services making performed and makes internal and external comparisons.

Each Portfolio's purchases and sales of fixed-income securities are generally placed by the Advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the Advisor's practice to place such orders with broker/dealers who supply brokerage and research services to the Advisor or the Fund. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor is authorized when placing portfolio transactions, if applicable, for the Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services, to the Advisor or the Portfolio in exchange for the direction by the Advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The Advisor may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of the Portfolio. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

To the maximum extent feasible, it is expected that the Advisor will place orders for portfolio transactions through SIS, which is a corporation registered as a broker/dealer and a subsidiary of the Advisor; SIS will place orders on behalf of the Portfolio with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Portfolio for this service.

Although certain research services from broker/dealers may be useful to the Portfolio and to the Advisor, it is the opinion of the Advisor that such information only supplements the Advisor's own research effort since the information must still be analyzed, weighed, and reviewed by the Advisor's staff. Such information may be useful to the Advisor in providing services to clients other than the Fund, and not all such information is used by the Advisor in connection with the Portfolio. Conversely, such information provided to the Advisor by broker/dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Portfolio.

The Trustees review, from time to time, whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable.

The table below shows total brokerage commissions paid by each Portfolio for the fiscal years ended July 31 2000, 1999 and 1998, respectively and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                         Allocated to Firms Based
                                         ------------------------
   Portfolio         Fiscal 2000         on Research in Fiscal 2000      Fiscal 1999        Fiscal 1998
   ---------         -----------         --------------------------      -----------        -----------


Horizon 20+             $157,513                  $94,024                   $177,324           $188,000
Horizon 10+             $130,096                  $73,962                   $138,708           $141,000
Horizon 5               $60,280                   $38,920                   $39,679            $52,000


PURCHASE, REPURCHASE AND REDEMPTION OF SHARES

As described in the Fund's prospectus, shares of a Portfolio are sold at their public offering price, which is the net asset value per share of the Portfolio next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Portfolio will be redeemed by the Fund at the applicable net asset value per share of such Portfolio as described in the Fund's prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B shares or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus is provided because of anticipated economies in sales and sales related efforts.

The Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of a Portfolio's net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in a Portfolio's dividends constituting
"preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI") to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced as the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

Alternative Purchase Arrangements. Class A shares of each Portfolio are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares, are subject to a contingent deferred sales charge payable upon certain redemptions within the first year following purchase, and do not convert into another class. When placing purchase orders, investors must specify whether the order is for Class A, Class B or Class C shares.

The primary distinctions among the classes of each Portfolio's shares lie in their initial and contingent deferred sales charge structures and in their ongoing expenses, including asset-based sales charges in the form of Rule 12b-1 distribution fees. These differences are summarized in the table below. See, also, "Summary of Expenses." Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

------------------ -------------------- --------------------------------------------- -----------------------
                   Sales Charge         Annual  12b-1 fees  (as a % of  average       Other Information
                                        daily  net  assets)

------------------ -------------------- --------------------------------------------- -----------------------
Class A            Maximum initial      None                                          Initial sales charge
                   sales charge of                                                    waived or reduced for
                   5.75%  of the                                                      certain  purchases
                   public offering
                   price
------------------ -------------------- --------------------------------------------- -----------------------

------------------ -------------------- --------------------------------------------- -----------------------
Class B            Maximum              0.75%                                         Shares convert to
                   contingent                                                         Class A shares six
                   deferred sales                                                     years after issuance
                   charge of 4% of
                   redemption
                   proceeds;
                   declines to zero
                   after four years
------------------ -------------------- --------------------------------------------- -----------------------

------------------ -------------------- --------------------------------------------- -----------------------
Class C            Contingent           0.75%                                         No conversion feature
                   deferred sales
                   charge of 1%  of
                   redemption
                   proceeds for
                   redemptions made
                   during first year
                   after purchase
------------------ -------------------- --------------------------------------------- -----------------------

The minimum initial investment for each Portfolio is $1,000 and the minimum subsequent investment is $100. The minimum initial investment for an Individual Retirement Account is $250 and the minimum subsequent investment is $50. Under an automatic investment plan, such as Bank Direct Deposit, Payroll Direct Deposit or Government Direct Deposit, the minimum initial and subsequent investment is $50. These minimum amounts may be changed at any time in management's discretion.

Share certificates will not be issued unless requested in writing and may not be available for certain types of account registrations. It is recommended that investors not request share certificates unless needed for a specific purpose. You cannot redeem shares by telephone or wire transfer or use the telephone exchange privilege if share certificates have been issued. A lost or destroyed certificate is difficult to replace and can be expensive to the shareholder (a bond worth 2% or more of the certificate value is normally required).

Initial Sales Charge Alternative--Class A Shares. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                          Sales Charge
                                                                          ------------
                                                                                           Allowed
                                                                                         to Dealers
                                                 As a               As a                    as a
                                              Percentage         Percentage             Percentage of
                                                  of               of Net                 Offering
             Amount of Purchase             Offering Price      Asset Value*                Price
             ------------------             --------------      ------------                -----

Less than $50,000                                5.75%             6.10%                    5.20%
$50,000 but less than $100,000                   4.50              4.71                     4.00
$100,000 but less than $250,000                  3.50              3.63                     3.00
$250,000 but less than $500,000                  2.60              2.67                     2.25
$500,000 but less than $1 million                2.00              2.04                     1.75
$1 million and over                             0.00**             0.00**                    ***

*        Rounded to the nearest one-hundredth percent.
** Redemption of shares may be subject to a contingent deferred sales charge as discussed below.
***      Commission is payable by KDI as discussed below.


Each Portfolio receives the entire net asset value of all its Class A shares sold. KDI, the Portfolios' principal underwriter, retains the sales charge on sales of Class A shares from which it allows discounts from the applicable public offering price to investment dealers, which discounts are uniform for all dealers in the United States and its territories. The normal discount allowed to dealers is set forth in the above table. Upon notice to all dealers with whom it has sales agreements, KDI may reallow up to the full applicable sales charge, as shown in the above table, during periods and for transactions specified in such notice and such reallowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Class A shares of a Portfolio may be purchased at net asset value by: (a) any purchaser provided that the amount invested in such Portfolio or other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases" totals at least $1,000,000 including purchases of Class A shares pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features"; or (b) a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district, provided in each case that such plan has not less than 200 eligible employees (the "Large Order NAV Purchase Privilege"). Redemption within two years of shares purchased under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Large Order NAV Purchase Privilege."

KDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of a Portfolio at net asset value in accordance with the Large Order NAV Purchase Privilege up to the following amounts: 1.00% of the net asset value of shares sold on amounts up to $5 million, 0.50% on the next $45 million and 0.25% on amounts over $50 million. The commission schedule will be reset on a calendar year basis for sales of shares pursuant to the Large Order NAV Purchase Privilege to employer sponsored employee benefit plans using the subaccount recordkeeping system made available through KSvC. For purposes of determining the appropriate commission percentage to be applied to a particular sale, KDI will consider the cumulative amount invested by the purchaser in a Portfolio and other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases," including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features referred to above. The privilege of purchasing Class A shares of a Portfolio at net asset value under the Large Order NAV
Purchase Privilege is not available if another net asset value purchase privilege also applies.

Effective on February 1, 1996, Class A shares of a Portfolio or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (1) Proposed Settlement with Defendants; and (2) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Portfolio shares at net asset value pursuant to this privilege, KDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by KDI. The privilege of purchasing Class A shares of a Portfolio at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class A shares of a Portfolio may be purchased at net asset value by persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm.

Class A shares of a Portfolio may be purchased at net asset value in any amount by certain professionals who assist in the promotion of Kemper Funds pursuant to personal services contracts with KDI, for themselves or members of their families. KDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased.

Class A shares of a Portfolio may be purchased at net asset value by persons who purchase shares of the Portfolio through KDI as part of an automated billing and wage deduction program administered by RewardsPlus of America for the benefit of employees of participating employer groups.

Class A shares may be sold at net asset value in any amount to: (a) officers, trustees, directors, employees (including retirees) and sales representatives of a Portfolio, its investment manager, its principal underwriter or certain affiliated companies, for themselves or members of their families; (b) registered representatives and employees of broker-dealers having selling group agreements with KDI and officers, directors and employees of service agents of the Portfolios, for themselves or their spouses or dependent children; (c) shareholders who owned shares of Kemper Value Series, Inc. ("KVS") on September 8, 1995, and have continuously owned shares of KVS (or a Kemper Fund acquired by exchange of KVS shares) since that date, for themselves or members of their families; and (d) any trust, pension, profit-sharing or other benefit plan for only such persons. Class A shares may be sold at net asset value in any amount to selected employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Portfolios for their clients pursuant to an agreement with KDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Portfolio shares may purchase Portfolio Class A shares at net asset value hereunder. Class A shares may be sold at net asset value in any amount to unit investment trusts sponsored by Ranson & Associates, Inc. In addition, unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors may purchase a Portfolio's Class A shares at net asset value through reinvestment programs described in the prospectuses of such trusts that have such programs. Class A shares of a Portfolio may be sold at net asset value through certain investment advisors registered under the Investment Advisors Act of 1940 and other financial services firms acting solely as agent for their clients that adhere to certain standards established by KDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commissions program under which such clients pay a fee to the Advisor or other firm for portfolio management and brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Portfolios. The Portfolios may also issue Class A shares at net asset value in connection with the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends.

The sales charge scale is applicable to purchases made at one time by any "purchaser" which includes: an individual; or an individual, his or her spouse and children under the age of 21; or a trustee or other fiduciary of a single trust estate or single fiduciary account; or an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under
Section  401  of  the  Code;  or  other   organized  group  of  persons  whether
incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Deferred Sales Charge Alternative--Class B Shares. Investors choosing the deferred sales charge alternative may purchase Class B shares at net asset value per share without any sales charge at the time of purchase. Since Class B shares are being sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class B shares for his or her account. A contingent deferred sales charge may be imposed upon redemption of Class B shares. (See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class B Shares.")


KDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased. KDI is compensated by each Portfolio for services as distributor and principal underwriter for Class B shares. See "Investment Manager and Underwriter."

Class B shares of a Portfolio will automatically convert to Class A shares of the same Portfolio six years after issuance on the basis of the relative net asset value per share. Class B shareholders of the Portfolios who originally acquired their shares as Initial Shares of Kemper Portfolios, formerly known as Kemper Investment Portfolios ("KIP"), hold them subject to the same conversion period schedule as that of their KIP. Class B shares representing Initial Shares of a former KIP Portfolio will automatically convert to Class A shares of the applicable Portfolio six years after issuance. The purpose of the conversion feature is to relieve holders of Class B shares from the distribution services fee when they have been outstanding long enough for KDI to have been compensated for distribution related expenses. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Portfolio account will be converted to Class A shares on a pro rata basis.

Purchase of Class C Shares. The public offering price of the Class C shares of a Portfolio is the next determined net asset value. No initial sales charge is imposed. Since Class C shares are sold without an initial sales charge, the full amount of the investor's purchase payment will be invested in Class C shares for his or her account. A contingent deferred sales charge may be imposed upon the redemption of Class C shares if they are redeemed within one year of purchase. See "Redemption or Repurchase of Shares--Contingent Deferred Sales Charge--Class C Shares." KDI currently advances to firms the first year distribution fee at a rate of 0.75% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. KDI is compensated by each Portfolio for services as distributor and principal underwriter for Class C shares. See "Investment Manager and Underwriter."

Which Arrangement is Better for You? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their shares within six years might consider Class C shares. Orders for Class B shares or Class C shares for $500,000 or more will be declined. Orders for Class B shares or Class C shares by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent will be invested instead in Class A shares at net asset value where the combined subaccount value in a Portfolio or other Kemper Mutual Funds listed under "Special Features -- Class A Shares -- Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," "Letter of Intent" and "Cumulative Discount" features described under "Special Features." For more information about the three sales arrangements, consult your financial representative or the Shareholder Service Agent. Financial services firms may receive different compensation depending upon which class of shares they sell.

General. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of a Portfolio for their clients, and KDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers, as described above. Banks or other financial services firms may be subject to various federal and state laws regarding the services described above and may be required to register as dealers pursuant to state law. If banking firms were prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate. KDI does not believe that termination of a relationship with a bank would result in any material adverse consequences to a Portfolio.

KDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of the Portfolio sold under the following conditions: (i) the purchased shares are held in a Kemper IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on a participant subaccount record keeping system provided by KSvC, (iii) the registered representative placing the trade is a member of ProStar, a group of persons designated by KDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In addition to the discounts or commissions described above, KDI will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Portfolios. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Portfolios, or other funds underwritten by KDI.

Orders for the purchase of shares of a Portfolio will be confirmed at a price based on the net asset value of that Portfolio next determined after receipt by KDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date"). The Portfolios reserve the right to determine the net asset value more frequently than once a day if deemed desirable. Dealers and other financial services firms are obligated to transmit orders promptly. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. Therefore, if an order is accompanied by a check drawn on a foreign bank, funds must normally be collected before shares will be purchased.

Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Portfolios' shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' return. Firms also may hold the Portfolios' shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolios' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Portfolios through the Shareholder Service Agent for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of KDI, may receive compensation from the Portfolios through the Shareholder Service Agent for these services. This statement of additional information should be read in connection with such firms' material regarding their fees and services.

The Portfolios reserve the right to withdraw all or any part of the offering made by this statement of additional information and to reject purchase orders. Also, from time to time, each Portfolio may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Portfolio normally are permitted to continue to purchase additional shares of such class and to have dividends reinvested.


Shareholders should direct their inquiries to KSvC, 811 Main Street, Kansas City, Missouri 64105-2005 or to the firm from which they received this statement of additional information.


As described herein, shares of a Portfolio are sold at their public offering price, which is the net asset value per share of the Portfolio next determined after an order is received in proper form plus, with respect to Class A shares, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Portfolio determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance. The amount received by a shareholder upon redemption or repurchase may be more or less than the amount paid for such shares depending on the market value of the Portfolio's portfolio securities at the time.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Portfolio will be redeemed by the Portfolio at the applicable net asset value per share of such Portfolio as described herein.


Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemptions of Class B or Class C shares, by certain classes of persons or through certain types of transactions, are provided because of anticipated economies in sales and sales related efforts.


A Portfolio may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (the "Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of a Portfolio's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Portfolio to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Portfolio's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described herein.

The Portfolios have authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI") to accept purchase and redemption orders for the Portfolio's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Portfolio's behalf. Orders for purchase or redemption will be deemed to have been received by the Portfolio when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Portfolio and the broker, ordinarily orders will be priced as the Portfolio's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Portfolio's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Portfolio at any time for any reason.


REDEMPTION OR REPURCHASE OF SHARES


General. Any shareholder may require a Portfolio to redeem his or her shares. When shares are held for the account of a shareholder by the Portfolios' transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Kemper Mutual Funds,
Attention: Redemption Department, P.O. Box 419557, Kansas City, Missouri 64141-6557. When certificates for shares have been issued, they must be mailed to or deposited with the Shareholder Service Agent, along with a duly endorsed stock power and accompanied by a written request for redemption. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

The redemption price for shares of a Portfolio will be the net asset value per share of that Portfolio next determined following receipt by the Shareholder Service Agent of a properly executed request with any required documents as described above. Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed request accompanied by any outstanding share certificates in proper form for transfer. When a Portfolio is asked to redeem shares for which it may not have yet received good payment (i.e., purchases by check, Express-Transfer or Bank Direct Deposit), it may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by a Portfolio of the purchase amount. The redemption within two years of Class A shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares"), the redemption of Class B shares within six years may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class B Shares" below), and the redemption of Class C shares within the first year following purchase may be subject to a contingent deferred sales charge (see "Contingent Deferred Sales Charge--Class C Shares" below).

Because of the high cost of maintaining small accounts the Portfolios may assess a quarterly fee of $9 on an account with a balance below $1,000 for the quarter. The fee will not apply to accounts enrolled in an automatic investment program, Individual Retirement Accounts or employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent.

Shareholders can request the following telephone privileges: expedited wire transfer redemptions and EXPRESS-Transfer transactions (see "Special Features") and exchange transactions for individual and institutional accounts and pre-authorized telephone redemption transactions for certain institutional accounts. Shareholders may choose these privileges on the account application or by contacting the Shareholder Service Agent for appropriate instructions. Please note that the telephone exchange privilege is automatic unless the shareholder refuses it on the account application. A Portfolio or its agents may be liable for any losses, expenses or costs arising out of fraudulent or unauthorized telephone requests pursuant to these privileges unless the Portfolio or its agents reasonably believe, based upon reasonable verification procedures, that the telephonic instructions are genuine. The shareholder will bear the risk of loss, including loss resulting from fraudulent or unauthorized transactions, so long as reasonable verification procedures are followed. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations.

Telephone Redemptions. If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $50,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian or custodian account holders, provided the trustee, executor, guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability described under "General" above, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Telephone requests may be made by calling 1-800-621-1048. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 30 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. The Portfolios reserve the right to terminate or modify this privilege at any time.

Repurchases (Confirmed Redemptions). A request for repurchase may be communicated by a shareholder through a securities dealer or other financial services firm to KDI, which each Portfolio has authorized to act as its agent. There is no charge by KDI with respect to repurchases; however, dealers or other firms may charge customary commissions for their services. Dealers and other financial services firms are obligated to transmit orders promptly. The repurchase price will be the net asset value of the Portfolio next determined after receipt of a request by KDI. However, requests for repurchases received by dealers or other firms prior to the determination of net asset value (see "Net Asset Value") and received by KDI prior to the close of KDI's business day will be confirmed at the net asset value effective on that day. The offer to repurchase may be suspended at any time. Requirements as to stock powers, certificates, payments and delay of payments are the same as for redemptions.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder's brokerage or bank account, shares of a Portfolio can be redeemed and proceeds sent by federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to the determination of net asset value will result in shares being redeemed that day at the net asset value of the Portfolio effective on that day and normally the proceeds will be sent to the designated account the following business day. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by the Portfolio for up to seven days if Scudder Kemper deems it appropriate under then current market conditions. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability described under "General" above. The Portfolios are not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The Portfolios currently do not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder's firm or bank. There is a $1,000 wire redemption minimum (including any contingent deferred sales charge). To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which shares of the Portfolio were purchased. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed by wire transfer until such shares have been owned for at least 10 days. Account holders may not use this privilege to redeem shares held in certificated form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. The Portfolios reserve the right to terminate or modify this privilege at any time.

Contingent  Deferred  Sales  Charge--Large  Order  NAV  Purchase  Privilege.   A
contingent deferred sales charge may be imposed upon redemption of Class A shares that are purchased under the Large Order NAV Purchase Privilege as follows: 1% if they are redeemed within one year of purchase and 0.50% if they are redeemed during the second year after purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived in the event of: (a) redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code Section 403(b)(7) which is not sponsored by a K-12 school district; (b) redemptions by employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent; (c) redemption of shares of a shareholder (including a registered joint owner) who has died; (d) redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration); (e) redemptions under a Portfolio's Systematic Withdrawal Plan at a maximum of 10% per year of the net asset value of the account; and (f) redemptions of shares whose dealer of record at the time of the investment notifies KDI that the dealer waives the commission applicable to such Large Order NAV Purchase.

Contingent Deferred Sales Charge--Class B Shares. A contingent deferred sales charge may be imposed upon redemption of Class B shares. There is no such charge upon redemption of any share appreciation or reinvested dividends on Class B shares. The charge is computed at the following rates applied to the value of the shares redeemed excluding amounts not subject to the charge.

Contingent
Deferred
Year of Redemption                             Sales
After Purchase                                Charge
--------------                                ------
First                                           4%
Second                                          3%
Third                                           3%
Fourth                                          2%
Fifth                                           2%
Sixth                                           1%

The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (see "Special Features--Systematic Withdrawal Plan" below), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2 and (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts). The contingent deferred sales charge will also be waived in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service
Agent: (a) redemptions to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the contingent deferred sales charge and the conversion privilege), (b) redemptions in connection with retirement distributions (limited at any one time to 10% of the total value of plan assets invested in a Portfolio), (c) redemptions in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code and (d) redemptions representing returns of excess contributions to such plans.


Contingent Deferred Sales Charge--Class C Shares. A contingent deferred sales charge of 1% may be imposed upon redemption of Class C shares if they are redeemed within one year of purchase. The charge will not be imposed upon redemption of reinvested dividends or share appreciation. The charge is applied to the value of the shares redeemed excluding amounts not subject to the charge. The contingent deferred sales charge will be waived: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a registered joint owner), (c) for redemptions made pursuant to a systematic withdrawal plan (limited to 10% of the net asset value of the account during the first year, see "Special Features--Systematic Withdrawal Plan"), (d) for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue Code Section 72(t)(2)(A)(iv) prior to age 59 1/2, (e) for redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Kemper IRA accounts), (f) for any participant-directed redemption of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available by the Shareholder Service Agent and (g) redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to Kemper Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly.

Contingent Deferred Sales Charge--General. The following example will illustrate the operation of the contingent deferred sales charge. Assume that an investor makes a single purchase of $10,000 of a Portfolio's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in December, 1996 will be eligible for the second year's charge if redeemed on or after December 1, 1997. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. KDI receives any contingent deferred sales charge directly.


Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Portfolio or any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" (other than shares of the Kemper Cash Reserves Fund purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Portfolio or of the other listed Kemper Mutual Funds. A shareholder of a Portfolio or other Kemper Mutual Fund who redeems Class A shares purchased under the Large Order NAV Purchase Privilege (see "Purchase of Shares--Initial Sales Charge Alternative--Class A Shares") or Class B shares or Class C shares and incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment, in Class A shares, Class B shares or Class C shares, as the case may be, of a Portfolio or of other Kemper Mutual Funds. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have been imposed upon the redemption of such shares, at net asset value in Class A shares of a Portfolio or of the other Kemper Mutual Funds listed under "Special Features--Class A Shares--Combined Purchases." Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the shares being purchased and may only be made for Kemper Mutual Funds available for sale in the shareholder's state of residence as listed under "Special Features--Exchange Privilege." The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of shares of a Portfolio, the reinvestment in shares of a Portfolio may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. The reinvestment privilege may be terminated or modified at any time.


SPECIAL FEATURES


Class A Shares--Combined Purchases. Each Portfolio's Class A shares (or the equivalent) may be purchased at the rate applicable to the discount bracket attained by combining concurrent investments in Class A shares of any of the following funds: Classic Growth Fund, Kemper Technology Fund, Kemper Total Return Fund, Kemper Growth Fund, Kemper Small Capitalization Equity Fund, Kemper Income and Capital Preservation Fund, Kemper Municipal Bond Fund, Kemper Strategic Income Fund, Kemper High Yield Series, Kemper U.S. Government Securities Fund, Kemper International Fund, Kemper State Tax-Free Income Series, Kemper Blue Chip Fund, Kemper Global Income Fund, Kemper Target Equity Fund (series are subject to a limited offering period), Kemper Intermediate Municipal Bond Fund, Kemper Cash Reserves Fund, Kemper U.S. Mortgage Fund, Kemper
Short-Intermediate  Government  Fund,  Kemper  Value Plus  Growth  Fund,  Kemper
Horizon Fund, Kemper New Europe Fund, Inc., Kemper Asian Growth Fund, Kemper Equity Trust, Kemper Securities Trust, Kemper Aggressive Growth Fund, Kemper Global/International Series, Inc., Scudder 21st Century Fund, The Japan Fund, Inc., Scudder High Yield Tax Free Fund, Global Discovery Fund, and Value Fund, ("Scudder Kemper Mutual Funds"). Except as noted below, there is no combined purchase credit for direct purchases of shares of Zurich Money Funds, Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors

Municipal Cash Fund or Investors Cash Trust ("Money Market Funds"), which are not considered "Scudder Kemper Mutual Funds" for purposes hereof. For purposes of the Combined Purchases feature described above as well as for the Letter of Intent and Cumulative Discount features described below, employer sponsored employee benefit plans using the subaccount record keeping system made available through the Shareholder Service Agent may include: (a) Money Market Funds as "Kemper Mutual Funds", (b) all classes of shares of any Scudder Kemper Mutual Fund and (c) the value of any other plan investment, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system.


Class A Shares--Letter of Intent. The same reduced sales charges for Class A shares, as shown in the applicable prospectus or herein, also apply to the aggregate amount of purchases of such Scudder Kemper Mutual Funds listed above made by any purchaser within a 24-month period under a written Letter of Intent ("Letter") provided by KDI. The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The Letter for an employer sponsored employee benefit plan maintained on the subaccount record keeping system available through the Shareholder Service Agent may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price) of all shares of such Scudder Kemper Mutual Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares. Only investments in Class A shares are included in this privilege.


Class A Shares--Cumulative Discount. Class A shares of a Portfolio may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares of a Portfolio being purchased, the value of all Class A shares of the above mentioned Scudder Kemper Mutual Funds (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor.


Class A Shares--Availability of Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or KDI whenever a quantity discount or reduced sales charge is applicable to a purchase. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts described above may be modified or terminated at any time.

Exchange Privilege. Shareholders of Class A, Class B and Class C shares may exchange their shares for shares of the corresponding class of other Scudder Kemper Mutual Funds in accordance with the provisions below.

Class A Shares. Class A shares of the Scudder Kemper Mutual Funds and shares of the Money Market Funds listed under "Special Features--Class A Shares--Combined Purchases" above may be exchanged for each other at their relative net asset values. Shares of Money Market Funds and the Kemper Cash Reserves Fund that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Series of Kemper Target Equity Fund are available on exchange only during the Offering Period for such series as described in the applicable prospectus or statement of additional information. Cash Equivalent Fund, Tax-Exempt California Money Market Fund, Cash Account Trust, Investors Municipal Cash Fund and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with KDI.


Class A shares of a Portfolio purchased under the Large Order NAV Purchase Privilege may be exchanged for Class A shares of another Kemper Mutual Fund or a Money Market Fund under the exchange privilege described above without paying any contingent deferred sales charge at the time of exchange. If the Class A shares received on exchange are redeemed thereafter, a contingent deferred sales charge may be imposed in accordance with the foregoing requirements provided that the shares redeemed will retain their original cost and purchase date for purposes of the contingent deferred sales charge.

Class B Shares. Class B shares of a Portfolio and Class B shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class B shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For purposes of the contingent deferred sales charge that may be imposed upon the redemption of the Class B shares received on exchange, amounts exchanged retain their original cost and purchase date.

Class C Shares. Class C shares of a Portfolio and Class C shares of any other Kemper Mutual Fund listed under "Special Features--Class A Shares--Combined Purchases" may be exchanged for each other at their relative net asset values. Class C shares may be exchanged without a contingent deferred sales charge being imposed at the time of exchange. For determining whether there is a contingent deferred sales charge that may be imposed upon the redemption of the Class C shares received by exchange, they retain the cost and purchase date of the shares that were originally purchased and exchanged.

General. Shares of a Kemper Mutual Fund with a value in excess of $1,000,000 (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). Effective June 1, 1999, in addition to the current limits on exchanges of shares with a value over $1,000,000, shares of a Kemper Mutual Fund with a value of $1,000,000 or less (except Kemper Cash Reserves Fund) acquired by exchange from another Kemper Mutual Fund, or from a Money Market Fund, may not be exchanged thereafter until they have been owned for 15 days if, in the investment manager's judgement, the exchange activity may have an adverse effect on the Portfolio. In, particular, a pattern of exchanges that coincides a "market timing" strategy may be disruptive to the Portfolio and therefore may be subject to the 15-Day Hold Policy. For purposes of determining whether the 15-Day Hold Policy applies to a particular exchange, the value of the shares to be exchanged shall be computed by aggregating the value of shares being exchanged for all accounts under common control, discretion or advice, including without limitation accounts administered by a financial services firm offering market timing, asset allocation or similar services. The total value of shares being exchanged must at least equal the minimum investment requirement of the Kemper Fund into which they are being exchanged. Exchanges are made based on relative dollar values of the shares involved in the exchange. There is no service fee for an exchange; however, dealers or other firms may charge for their services in effecting exchange transactions. Exchanges will be effected by redemption of shares of the Portfolio held and purchase of shares of the other Portfolio. For federal income tax purposes, any such exchange constitutes a sale upon which a gain or loss may be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis of such shares. Shareholders interested in exercising the exchange privilege may obtain prospectuses of the other funds from dealers, other firms or KDI. Exchanges may be accomplished by a written request to KSvC, Attention: Exchange Department, P.O. Box 419557, Kansas City, Missouri 64141-6557, or by telephone if the shareholder has given authorization. Once the authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Any share certificates must be deposited prior to any exchange of such shares. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone exchange privilege. The exchange privilege is not a right and may be suspended, terminated or modified at any time. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money Market Fund is available for sale only in California and the portfolios of Investors Municipal Cash Fund are available for sale only in certain states.


Systematic Exchange Privilege. The owner of $1,000 or more of any class of the shares of a Kemper Mutual Fund or Money Market Fund may authorize the automatic exchange of a specified amount ($100 minimum) of such shares for shares of the same class of another such Kemper Fund. If selected, exchanges will be made automatically until the privilege is terminated by the shareholder or the Kemper Fund. Exchanges are subject to the terms and conditions described above under "Exchange Privilege," except that the $1,000 minimum investment requirement for the Kemper Fund acquired on exchange is not applicable. This privilege may not be used for the exchange of shares held in certificated form.


EXPRESS-Transfer. EXPRESS-Transfer permits the transfer of money via the Automated Clearing House System (minimum $100 and maximum $50,000) from a shareholder's bank, savings and loan, or credit union account to purchase shares in a Fund. Shareholders can also redeem shares (minimum $100 and maximum $50,000) from their Portfolio account and transfer the proceeds to their bank, savings and loan, or credit union checking account. Shares purchased by check or through EXPRESS-Transfer or Bank Direct Deposit may not be redeemed under this privilege until such shares have been owned for at least 10 days. By enrolling in EXPRESS-Transfer, the shareholder authorizes the Shareholder Service Agent to rely upon telephone instructions from any person to transfer the specified amounts between the shareholder's Portfolio account and the predesignated bank, savings and loan or credit union account, subject to the limitations on liability under "Redemption or Repurchase of Shares--General." Once enrolled in EXPRESS-Transfer, a shareholder can initiate a transaction by calling Kemper Shareholder Services toll free at 1-800-621-1048 Monday through Friday, 8:00 a.m. to 3:00 p.m. Chicago time. Shareholders may terminate this privilege by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination will become effective as soon as the Shareholder Service Agent has had a reasonable time to act upon the request. EXPRESS-Transfer cannot be used with passbook savings accounts or for tax-deferred plans such as Individual Retirement Accounts ("IRAs").

Bank Direct Deposit. A shareholder may purchase additional shares of a Portfolio through an automatic investment program. With the Bank Direct Deposit Purchase Plan, investments are made automatically (maximum $50,000) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's Portfolio account. By enrolling in Bank Direct Deposit, the shareholder authorizes the Portfolio and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Shareholder Service Agent for appropriate forms. A shareholder may terminate his or her Plan by sending written notice to KSvC, P.O. Box 419415, Kansas City, Missouri 64141-6415. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request. A Portfolio may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The Portfolios may terminate or modify this privilege at any time.

Payroll Direct Deposit and Government Direct Deposit. A shareholder may invest in a Portfolio through Payroll Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is automatically invested in a Portfolio account each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Portfolio is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Systematic Withdrawal Plan. The owner of $5,000 or more of a class of a Portfolio's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The minimum periodic payment is $100. The maximum annual rate at which Class B shares may be redeemed (and Class A shares purchased under the Large Order NAV Purchase Privilege and Class C shares in their first year following the purchase) under a systematic withdrawal plan is 10% of the net asset value of the account. Shares are redeemed so that the payee will receive payment approximately the first of the month. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

The purchase of Class A shares while participating in a systematic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Portfolio will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals. KDI will waive the contingent deferred sales charge on redemptions of Class A shares purchased under the Large Order NAV Purchase Privilege, Class B shares and Class C shares made pursuant to a systematic withdrawal plan. The right is reserved to amend the systematic withdrawal plan on 30 days' notice. The plan may be terminated at any time by the investor or the Portfolios.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement plan services and documents and KDI can establish investor accounts in any of the following types of retirement plans:

o        Individual Retirement Accounts ("IRAs") with State Street as custodian.
         This includes Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE"), IRA accounts and Simplified Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o        403(b)(7) Custodial Accounts also with State Street as custodian.  This
         type  of  plan  is   available   to   employees   of  most   non-profit
         organizations.

o Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum annual contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with State Street as custodian describe the current fees payable to State Street for its services as custodian. Investors should consult with their own tax Advisors before establishing a retirement plan.

DIVIDENDS AND TAXES

DIVIDENDS. Each Portfolio normally distributes dividends of net investment income as follows: annually for the Horizon 20+ Portfolio; semi-annually for the Horizon 10+ Portfolio and quarterly for the Horizon 5 Portfolio. Each Portfolio distributes any net realized short-term and long-term capital gains at least annually.


The Portfolio may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of a Portfolio's net investment income and net short-term and long-term capital gains as the Board of Trustees determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, the Portfolio may make additional distributions of a Portfolio's net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Portfolio paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as described in the prospectus.


The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same proportion for each class.

TAXES. Each Portfolio intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, a Portfolio generally will not be liable for federal income taxes to the extent its earnings are distributed. To so qualify, each Portfolio must satisfy certain income and asset diversification requirements, and must distribute to its shareholders at least 90% of its investment company taxable income (including net short-term capital gain).

Each Portfolio is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the each Portfolio's ordinary income for each calendar year, at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed.

Investment  company  taxable  income  includes   dividends,   interest  and  net
short-term capital gains in excess of net long-term capital losses, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the Portfolios.

If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Portfolio for reinvestment, requiring federal income taxes to be paid thereon by the Portfolio, the Portfolios intend to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim a relative share of federal income taxes paid by the Portfolio on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on Portfolio shares by the difference between a pro rata share of such gains owned and the individual tax credit.

Distributions of investment company taxable income are taxable to shareholders as ordinary income.

Properly designated distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gains, regardless of the length of time the shares of the Portfolio have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long- term capital gain during such six-month period.

Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Scudder Kemper fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.


A qualifying individual may make a deductible IRA contribution for any taxable year only if (i) the individual is not an active participant in an employer's retirement plan, or (ii) if the individual is an active participant in an employee retirement plan and the individual has an adjusted gross income below a certain level ($51,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $51,000 and $61,000; $31,000 for a single individual, with a phase-out for adjusted gross income between $31,000 and $41,000). An individual is not considered an active participant in an employer's retirement plan if the individual's spouse is an active participant in such a plan. However, in the case of a joint return, the amount of the deductible contribution by the individual who is not an active participant (but whose spouse is) is phased out for adjusted gross income between $150,000 and $160,000. However, an individual not permitted to make a deductible contribution to an IRA for any such taxable year may nonetheless make nondeductible contributions up to $2,000 to an IRA (up to $2,000 per individual for married couples if only one spouse has earned income) for that year. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, a proportionate amount of each withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Also, annual contributions may be made to a spousal IRA even if the spouse has earnings in a given year if the spouse elects to be treated as having no earnings (for IRA contribution purposes) for the year.


If shares are held in a tax-deferred account, such as a retirement plan, income and gain will not be taxable each year. Instead, the taxable portion of amounts held in a tax-deferred account generally will be subject to tax as ordinary income only when distributed from that account.

Distributions by a Portfolio result in a reduction in the net asset value of the Portfolio's shares. Should a distribution reduce the net asset value below a shareholder's cost basis such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Dividend and interest income received by the Portfolios from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains respecting investments by foreign investors.

The Portfolios may invest in shares of certain foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). If a Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Portfolio itself may be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Portfolio will be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Portfolio taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.


The Portfolios may make an election to mark to market its shares of these PFICs in lieu of being subject to U.S. federal income taxation. At the end of each taxable year to which the election applies, a Portfolio would report as ordinary income the amount by which the fair market value of the PFIC shares exceeds the Portfolio's adjusted basis in these shares; any mark to market losses and any loss from an actual disposition of shares would be deductible as ordinary loss to the extent of any net mark to market gains included in income in prior years. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income which is not subject to the Portfolio level tax when distributed to shareholders as a dividend. Alternatively, the Portfolios may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain PFICs in lieu of being taxed in the manner described above.

Equity options (including covered call options on portfolio stock) written or purchased by the Portfolios will be subject to the tax consequences under
Section 1234 of the Code. In general, no loss is recognized by a Portfolio upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on the Portfolio's holding period for the option and, in the case of an exercise of the option, on the Portfolio's holding period for the underlying security. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or substantially identical security in the Portfolio's portfolio. If a Portfolio writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is short-term or long-term capital gain or loss depending on the holding period of the underlying security. The exercise of a put option written by a Portfolio is not a taxable transaction for the Portfolio.


Many futures and forward contracts entered into by a Portfolio and all listed nonequity options written or purchased by a Portfolio (including covered call options written on debt securities and options purchased or written on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term, and on the last trading day of the Portfolio's fiscal year (and generally, on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked-to-market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under Section 988 of the Code, discussed below, foreign currency gain or loss from foreign currency-related forward contracts, certain futures and options and similar financial instruments entered into or acquired by a Portfolio will be treated as ordinary income or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Portfolio's portfolio.

Positions of the Portfolios consisting of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Portfolios' risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock written by a Portfolio.

Positions  of a Portfolio  consisting  of at least one  position not governed by
Section 1256 and at least one future, forward, or nonequity option contract which is governed by Section 1256 which substantially diminishes the Portfolio's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Portfolio will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.


Notwithstanding any of the foregoing, Section 1259 of the Code may require a Portfolio to recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if a Portfolio enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Portfolio's taxable year, if certain conditions are met.

Similarly, under Section 1233(h) of the Code, if a Portfolio enters into a short sale of property that becomes substantially worthless, the Portfolio will be required to recognize gain at that time as though it had closed the short sale. Future regulations may apply similar treatment to other strategic transactions with respect to property that becomes substantially worthless.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency, and on disposition of certain futures, forward or options contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contracts and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.


If a Portfolio holds zero coupon securities or other securities which are issued at a discount a portion of the difference between the issue price and the face value of such securities ("original issue discount") will be treated as income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the Portfolio level. In addition, if a Portfolio invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such an event, properly designated dividends of investment company taxable income received from the Portfolio by its corporate shareholders, to the extent attributable to such portion of the accrued original issue discount, may be eligible for the deduction for dividends received by corporations.


If a Portfolio acquires a debt instrument at a market discount, a portion of the gain recognized (if any) on disposition of such instrument may be treated as ordinary income.

The Portfolios will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the Portfolios are notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


A shareholder who redeems shares of a Portfolio will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the shareholder's adjusted cost basis of the shares. Any loss recognized on the redemption of Portfolio shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Portfolio or any other Kemper Mutual Fund listed in this Statement of Additional Information under "Special
Features-Class A Shares-Combined Purchases" (other than shares of Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of a Portfolio or in shares of the other Kemper Mutual Funds within six months of the redemption as described in this Statement of Additional Information under "Redemption or Repurchase of Shares-Reinvestment Privilege." If redeemed shares were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realizes a loss on the redemption or exchange of a Portfolio's shares and reinvests in shares of another Portfolio within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Portfolio's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.


Shareholders of each Portfolio may be subject to state and local taxes on distributions received from the Portfolio and on redemptions of the Portfolio's shares.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Portfolios issue to each shareholder a statement of the federal income tax status of all distributions.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

Shareholders should consult their tax advisors about the application of the provisions of tax law in light of their particular tax situations.

NET ASSET VALUE


The net asset value per share of a Portfolio is the value of one share and is determined separately for each class by dividing the value of a Portfolio's net assets attributable to the class by the number of shares of that class outstanding. The per share net asset value of each of Class B and Class C shares of the Portfolio will generally be lower than that of the Class A shares of a Portfolio because of the higher expenses borne by the Class B and Class C shares. The net asset value of shares of a Portfolio is computed as of the close of regular trading (the "value time") on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


Portfolio securities for which market quotations are readily available are generally valued at market value as of the value time in the manner described below. All other securities may be valued at fair value as determined in good faith by or under the direction of the Board.


With respect to the Portfolios with securities listed primarily on foreign exchanges, such securities may trade on days when the Portfolio's net asset value is not computed; and therefore, the net asset value of a Portfolio may be significantly affected on days when the investor has no access to the Portfolio.

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market Inc. ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by a pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, shall be valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager of the particular fund may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate on the valuation date.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.


If, in the opinion of the Valuation Committee of the Board of Trustees, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Portfolio is determined in a manner, which, in the discretion of the Valuation Committee, most fairly reflects market value of the property on the valuation date.


Following the valuations of securities or other portfolios assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

PERFORMANCE

As described in the prospectus, each Portfolio's historical performance or return for a class of shares may be shown in the form of "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class of each Portfolio.

Each Portfolio's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Portfolio for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Portfolio's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

          Average Annual Total Return for the year ended July 31, 2000
                     (Adjusted for the maximum sales charge)

                                   1-Year           Life of
                                                    Fund*

Horizon 20+       Class A           -9.35%          7.78%
                  Class B           -7.29%          7.94%
                  Class C           -5.07%          8.11%

Horizon 10+       Class A           -6.64%          7.59%
                  Class B           -4.46%          7.74%
                  Class C           -1.90%          7.97%

Horizon 5         Class A           -5.41%          5.82%
                  Class B           -3.29%          6.12%
                  Class C           -0.63%          6.39%


* Since 12/29/95


Calculation of a Portfolio's total return is not subject to a standardized formula, except when calculated for purposes of the Portfolio's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking an investment ("initial investment") in a Portfolio's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B shares and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge for Class A shares or the contingent deferred sales charge for Class B shares and Class C shares would be reduced if such charges were included.

A Portfolio's performance figures are based upon historical results and are not representative of future performance. Each Portfolio's Class A shares are sold at net asset value plus a maximum sales charge of 5.75% of the offering price. Class B shares and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Returns and net asset value will fluctuate. Factors affecting each Portfolio's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Portfolio are redeemable at the then current net asset value, which may be more or less than original cost.

Investors may want to compare the performance of a Portfolio to certificates of deposit issued by banks and other depository institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. Information regarding bank products may be based upon, among other things, the BANK RATE MONITOR National Index for certificates of deposit, which is an unmanaged index and is based on stated rates and the annual effective yields of certificates of deposit in the ten largest banking markets in the United States, or the CDA Investment Technologies, Inc. Certificate of Deposit Index, which is an unmanaged index based on the average monthly yields of certificates of deposit.

Investors also may want to compare the performance of a Portfolio to that of U.S. Treasury bills, notes or bonds. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Information regarding the performance of Treasury obligations may be based upon, among other things, the Towers Data Systems U.S. Treasury Bill index, which is an unmanaged index based on the average monthly yield of treasury bills maturing in six months. Due to their short maturities, Treasury bills generally experience very low market value volatility.


Investors may want to compare the performance of a Portfolio to the performance of two indexes, such as, in the case of the Horizon 10+ Portfolio, a hypothetical portfolio weighted 60% in the Standard & Poor's 500 Stock Index (an unmanaged index generally representative of the U.S. stock market) and 40% in the Lehman Brothers Government/Corporate Bond Index (an unmanaged index generally representative of intermediate and long-term government and investment grade corporate debt securities). For the percentage of a Portfolio's assets invested in each type of security, see the pie chart for each Portfolio in the Prospectus.


Investors may want to compare the performance of a Portfolio to that of money market funds. Money market funds seek to maintain a stable net asset value and yield fluctuates. Information regarding the performance of money market funds may be based upon, among other things, IBC/Donoghue's Money Fund Averages(R) (All Taxable). As reported by IBC/Donoghue's, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

From time to time the Portfolios may include in their sales communications, ranking and rating information received from various organizations, to include but not be limited to ratings from Morningstar, Inc. and rankings from Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service.

The following tables compare the performance of the Class A shares of each Portfolio over various periods with that of other mutual funds within the categories described below according to data reported by Lipper. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.

                                                   Lipper Perfomance Analysis
             Horizon 20+ A Shares                   Flexible Portfolio Funds
             --------------------                   ------------------------

   One year (period ended 7/31/00) -9.35 %                    8.38%

                                                   Lipper Perfomance Analysis
             Horizon 10+ A Shares                   Balanced Portfolio Funds
             --------------------                   ------------------------

    One year (period ended 7/31/00) -6.64%                    6.04%

                                                   Lipper Perfomance Analysis
              Horizon 5 A Shares                 Flexible Income Portfolio Funds
              ------------------                 -------------------------------

    One year (period ended 7/31/00) -5.41%                    1.07%

                              OFFICERS AND TRUSTEES

The officers and trustees of the Fund, their principal occupations, employment history for the past five years, and their affiliations, if any, with Scudder Kemper or Scudder UK, the investment manager or sub-advisor for the Fund and KDI, the Fund's principal underwriter or their affiliates, are listed below. All persons named as trustees also serve in similar capacities for other funds advised by Scudder Kemper.

JAMES E. AKINS (10/15/26), Trustee, 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Advisor for the White House and United States Ambassador to Saudi Arabia, 1973-76.

LINDA  C.  COUGHLIN  (1/1/52),   Trustee*,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Scudder Kemper.


JAMES R. EDGAR (07/22/46), Trustee, 1927 County Road, 150E, Seymour, Illinois; Distinguished Fellow, Institute of Government and Public Affairs, University of Illinois; Director, Kemper Insurance Companies; formerly, Governor of the State of Illinois, 1991-1999.

ARTHUR R. GOTTSCHALK (02/13/25), Trustee, 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelley Corp.; formerly, attorney.


FREDERICK T. KELSEY (04/25/27), Trustee, 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; formerly President and Trustee of the Northern Institutional Funds; formerly President and Trustee of the Pilot Fund.


THOMAS W. LITTAUER* (4/26/55), Chairman, Trustee and Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper, formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

FRED B. RENWICK (02/01/30), Trustee, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, the Wartburg Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions Evangelical Lutheran Church of America.

JOHN G. WEITHERS (08/08/33), Trustee, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.

MARK  S.  CASADY*  (9/21/60),   President,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Scudder Kemper; formerly Institutional Sales Manager of an unaffiliated mutual fund distributor.

PHILIP J. COLLORA* (11/15/45), Vice President and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President, Scudder Kemper.




KATHRYN L. QUIRK* (12/3/52), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

WILLIAM F. TRUSCOTT* (9/14/60), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

ROBERT D. TYMOCZKO* (2/3/70), Vice President, 101 California Street, San Francisco, California; Assistant Vice President, Scudder Kemper.

LINDA J. WONDRACK* (9/12/64), Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

JOHN  R.  HEBBLE*  (6/27/58),   Treasurer,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Scudder Kemper.

MAUREEN E. KANE* (2/14/62), Assistant Secretary, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper; formerly, Assistant Vice President of an unaffiliated investment management firm; prior there to,
Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

CAROLINE  PEARSON*  (4/1/62),  Assistant  Secretary,  Two  International  Place,
Boston,   Massachusetts;   Senior  Vice  President,  Scudder  Kemper;  formerly,
Associate, Dechert Price & Rhoads (law firm), 1989 to 1997.

* Interested persons of the Fund as defined in the 1940 Act.


The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Fund's 2000 fiscal year and the total compensation that the Kemper funds paid to such trustees during the calendar year 1999.


                                                            Total Compensation
                               Aggregate Compensation        Kemper Funds Paid
Name of Board Member                  From Fund             to Board Members(1)
--------------------                  ---------             ----------------

James E. Akins                         $6,900                    $168,700
James R. Edgar(2)                      $6,900                     $84,600
Arthur R. Gottschalk(3)                $6,900                    $166,600
Frederick T. Kelsey                    $6,900                    $168,700
Fred B. Renwick                        $6,900                    $168,700
John G. Weithers                       $6,900                    $171,200


(1) Includes compensation for service on the Boards of 13 Kemper funds, with 36 fund portfolios. Each trustee currently serves as a board member of 15 Kemper Funds with 51 fund portfolios. As of November 2, 2000, the officers and trustees of the Fund as a group owned less than 1% of each Portfolio.


(2)      Elected as Trustee on May 27, 1999.


(3) Pursuant to deferred compensation agreements with the Fund, deferred amounts interest accrues monthly at a rate equal to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon), payable from the Fund to Mr. Gottschalk are $22,200.


Principal Holders of Securities

As of October 30, 2000 the following owned of record more than 5% of the outstanding stock of the Portfolios as set forth below.

HORIZON 20+
-----------

------------------------------------- ----------------------------------- -----------------------------------
NAME                                  CLASS                               PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
Scudder Kemper Investments                            I                                 26.42
Money Purchase Plan
345 Park Avenue
New York, NY 10154
------------------------------------- ----------------------------------- -----------------------------------
Scudder Kemper Investments                            I                                 71.18
Profit Sharing Plan
345 Park Avenue
New York, NY 10154
------------------------------------- ----------------------------------- -----------------------------------

HORIZON 10+
-----------

------------------------------------- ----------------------------------- -----------------------------------
NAME                                  CLASS                               PERCENTAGE
----                                  -----                               ----------
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                  8.51
For the benefit of clients
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
Scudder Kemper Investments                            I                                 19.36
FBO Zurich Kemper Investments
Asset Reconciliation Plan
P.O. Box 597
Salem, NH 03079
------------------------------------- ----------------------------------- -----------------------------------
Scudder Kemper Investments                            I                                 80.59
Profit Sharing Plan
345 Park Avenue
New York, NY 10154
------------------------------------- ----------------------------------- -----------------------------------

HORIZON 5

------------------------------------- ----------------------------------- -----------------------------------
NAME                                  CLASS                               PERCENTAGE
------------------------------------- ----------------------------------- -----------------------------------
National Financial Services Corp.                     B                                  7.47
For the benefit of clients
200 Liberty Street
New York, NY  10281
------------------------------------- ----------------------------------- -----------------------------------
First Clearing Corp.                                  B                                  5.47
10700 First Wheat Drive
Glen Allen, VA 23060
------------------------------------- ----------------------------------- -----------------------------------
First Clearing Corp.                                  C                                 20,974
Trustee for IRA
10700 First Wheat Drive
Glen Allen, VA 23060
------------------------------------- ----------------------------------- -----------------------------------
Scudder Trust Company                                 C                                  6.85
Trustee for IRA
Salem, NH
------------------------------------- ----------------------------------- -----------------------------------
Donaldson, Lufkin & Jenrette                          C                                  7.98
P.O. Box 2052
Jersey City, NJ 07303
------------------------------------- ----------------------------------- -----------------------------------
Scudder Kemper Investments                            I                                 55.06
FBO Zurich Kemper Investments
Asset Reconciliation Plan
P.O. Box 597
Salem, NH 03079
------------------------------------- ----------------------------------- -----------------------------------


                                       52

------------------------------------- ----------------------------------- -----------------------------------
Scudder Kemper Investments                            I                                 44.85
Profit Sharing Plan
345 Park Avenue
New York, NY 10154
------------------------------------- ----------------------------------- -----------------------------------

SHAREHOLDER RIGHTS

The Fund is an open-end management investment company, organized on October 17, 1995 as a business trust under the laws of Massachusetts. The Fund generally is not required to hold meetings of the shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the 1940 Act; (c) any termination of the Fund, a Portfolio or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) the Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares of the Fund at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of the Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of the Fund could take place even if less than a majority of the shareholders was represented on its scheduled date. Shareholders would in such a case be permitted to take action that does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of the Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters that under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

The Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

APPENDIX -- RATINGS OF FIXED INCOME INVESTMENTS

Standard & Poor's Corporation Bond Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears. Moody's Investors Service, Inc. Bond Ratings.

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Investors Service, Inc. Bond Ratings

AAA. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

A. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.

BB. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B. Bonds rated B are considered highly speculative. While these bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC. Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC. Bonds rated CC are minimally protected. Default in payment of interest and/or principal seems probable over time. C. Bonds rated C are in imminent default in payment of interest or principal.

DDD, DD and D. Bonds rated DDD, DD and D are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.



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

Duff & Phelps Rating Co. Bond Ratings

AAA. Bonds rated AAA have the highest rating assigned to a debt obligation. They are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA. Bonds rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A. Bonds rated A have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB. Bonds rated BBB have below average protection factors but are still considered sufficient for prudent investment. They have considerable volatility in risk during economic cycles.

BB. Bonds rated BB are below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B. Bonds rated B are below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC. Bonds rated CCC are well below investment grade securities. Considerable uncertainty exists as to timely payment of principal or interest. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

D. Bonds rated D are in default. The issuer failed to meet scheduled principal and/or principal payments.





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